Dear Investor:

The year 2001 contained two distinct periods for investors. The first is now recognizable as merely a time of normal difficulty during a slowing economy. The latter is proving to have been a transition to and through recognition that "things will never be the same again."

For the first eight months of the year, in spite of aggressive monetary easing by the Federal Reserve and modest fiscal stimulus from Congress, the slowing of our economy that began in 2000 broadened and worsened. By early September, the one economic measure that had seemed invincible, consumer sentiment, finally began to crumble. Then came the final blow, the September 11 attacks. This horrific event shook our nation's confidence and brought our economy to a virtual standstill.

During this first part of the year, bonds performed quite well. The short end of the market followed the Federal Reserve's lead to much lower rates, and the longer end also rallied in response to the slowing economy. The steadily weakening economy created enough credit concerns, however, to keep lower quality corporate bond yields elevated, but nearly all sectors of the bond market were enjoying their second consecutive year of outperforming stocks.

Stocks responded only slowly and erratically to the unfolding economic decline. They began the year at prices well off their early-2000 peaks, but were still very fully valued by historical standards. In spite of these already lofty valuations, they opened the year with a Fed-inspired rally, sold off strongly to late-March as the economic news worsened, but then recovered nearly to their first-of-the-year values by late-May with continued monetary ease and fiscal encouragement from Congress. Only after five months of steadily worsening economic measures did stocks finally succumb and enter an accelerating decline from June into September, only to be further pummeled when the markets reopened following the September 11 attacks. By the time the markets "found their level" in late-September, the S&P 500 had declined 27% and the NASDAQ was down 42% from where they had begun the year.

By late-September, however, a very different scenario began to take shape. Stock investors were thinking that the September shock may well have deepened the economic downturn somewhat, but also shortened it. They soon began looking "across the valley" at economic recovery early in 2002, and bidding stock prices up sharply. By year-end, the S&P 500 and NASDAQ had both recovered fully half of their 2001 maximum declines, closing the year at -12% and -21%. And bonds, recognizing the likelihood of imminent economic recovery, sold off sharply as the year drew to a close.

Throughout this year of extremes, the Ultra Series Funds' investment disciplines were severely taxed and in most cases were unable to avoid declines in share values. Still, all of them performed generally as should be expected in this kind of market environment. The core stock funds were all able to limit their declines to less than their representative market indexes, and the Bond Fund, for the second consecutive year, provided strongly positive returns. This "second reminder" of the value of diversification into bonds is an important message to anyone still depending solely on common stocks in their investment program, especially if the time horizon of the account is drawing near.

Our outlook for 2002 is modestly positive for both stocks and bonds. We do expect economic recovery, which could put downward pressure on bond prices while, at the same time, providing support to stock prices. But, we believe the recovery is likely to arrive somewhat later and be more gradual than current consensus expectations. As a result, stock returns could be marginal until later in the year, and bonds could continue to provide relatively attractive returns. After the punishment investors suffered in 2001, however, 2002 is likely to be refreshingly docile, and the longer-term prospects for investment returns continue to appear very favorable.

Investors do need to acknowledge, of course, that today's complex, highly interrelated world economy and its supporting infrastructure will remain vulnerable to risks we had largely ignored prior to September 11 of last year. The vicious terrorist attacks in New York and Washington, D. C., and the heroically diverted attack that ended in a field in Pennsylvania, taught us much. Perhaps foremost is that we need to rethink many of the things we have tended to take for granted about our lives and about some of our fellow citizens of the world.

We also, as investors, got what for many of us was an overdue reminder of what really matters. Personal wealth and attainment of "the good life" are legitimate, worthy goals - certainly nothing to be ashamed of when pursued honorably. Personal financial responsibility, for those capable of achieving it, is even more important, perhaps even a moral duty. But, all of these financial measures pale to insignificance when compared with our behavioral obligations as human beings to each other and to future generations. And they virtually disappear when compared with the value of our relationships - with family, friends, coworkers, clients and other associates, as well as spiritually.

We have always been, and we remain, committed to the investment success of each and every Ultra Series Fund shareholder. But, the events of September 11 made us even more aware of the importance of our relationship with you, our investors. Your trust and confidence in us is something we truly treasure, and something we will do everything within our power to maintain in the months and years ahead.

Sincerely,


/s/ Lawrence R. Halverson
Lawrence R. Halverson, CFA
Vice President
Ultra Series Fund

                                    BOND FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT1

GRAPHIC: At this place, the shareholder report shows a graphic repreesentation of how the Bond Fund compared to several indices. Ten thousand dollars invested on January 1, 1992, would have the following value as of December 31, 2001.

        Bond Fund                                         $18,102
        Lehman Government/Credit Intermediate Bond Index  $19,326
        Lipper Average                                    $17,696

             Average Annual Total Return Through December 31, 2001

                                  One       Three      Five        Ten
                                  Year      Years      Years      Years
Bond Fund                         8.32%     5.66%      6.12%      6.12%
Lehman Government/Credit
    Intermediate Bond Index2      8.96%     6.40%      7.09%      6.81%
Lipper Average3                   7.54%     5.32%      5.64%      5.87%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mis of 27.3% Mortgage Backed, 24.2% U.S. Government and Agency Obligations, 35.4% Corporate Notes and Bonds, 5.7% Commercial Mortgage Backed, 5.3% Asset Backed, 2.1% Short-term Investments and Other Assets and Liabilities.

1 This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

2 Lehman Government/Credit Intermediate Bond Index represents an index of the market values of high quality corporate and government debt instruments having intermediate-term maturities.

3 The Lipper Performance Summary Average for Short/Intermediate Investment Grade
 Funds represents the average annual total return of all the underlying Short/Intermediate Investment Grade Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

                   Management's Discussion of 2001 Performance

                                    Bond Fund

Investment Objective: Seeks a high level of current income consistent with the prudent limitation of investment risk through investment in a diversified portfolio of fixed income securities. The Fund emphasizes short- to intermediate-term, investment grade bonds.

Management's Discussion: Undoubtedly, last year will go down in economic history as a difficult and an unusual year. During the year, the economy went from sluggish growth to eventually being declared in a state of recession. The Federal Reserve cut rates an unprecedented eleven times for a total of 475 basis points. Earlier in the year tax cuts and rebates were implemented to address the growing federal surplus and sluggish economy. However, by year-end evidence of a budget deficit had returned. The NASDAQ, having stumbled during the first half of the year, continued its decline following the September 11 terrorist attacks and was down 42% from the beginning of the year before a late fourth quarter recovery left it down 21% for the year. And, finally, the U.S. Treasury ceased the issuance of 30-year government bonds.

Although the year proved challenging, these conditions provided an ideal environment for the Bond Fund and bonds in general to deliver exceptional returns for a second year in a row:

        Bond Fund                                            8.32%

        Lehman Government/Credit Intermediate Bond Index     8.96%
        Lehman Aggregate Intermediate Index                  8.68%

        Lipper Index of Intermediate Term Investment
        Grade Bond Funds                                     8.22%

While bond prices clearly benefited from lower Treasury rates (given the inverse relationship between yields and prices), realizing strong Fund performance was not a simple "walk in the park." As the economy slowed, so too did corporate earnings and cash flow. These added risks led bondholders to demand higher bond spreads (the incremental yield to compensate bondholders for risks versus Treasuries). By year-end, corporate bond spreads remained historically wide but had tightened some. This together with corporates' added coupon over U.S. Treasuries resulted in the outperformance for corporate bonds versus U.S. Treasuries. Nevertheless, security and issuer selection has become even more important over recent quarters both in identifying opportunities and in avoiding downgrades and defaults. Fortunately, the Bond Fund has been successful throughout the year in avoiding the growing number of troubled credits.

Although it is unlikely that the Federal Reserve will drop rates much lower, views are mixed on the strength and the timing of a recovery during 2002. Nevertheless, absent signs of inflation, it is doubtful that the Fed will begin raising rates as dramatically as during their decline. While consumer spending continued to prop up the economy over recent quarters, a growing percentage of the population now is without jobs, and this may begin to affect their spending, and thus stall a recovery. Recovery is likely to be more dependent upon businesses resuming their investment spending, replenishing inventories and improving their profitability following rounds of recent cost cutting.

Although rates may be close to bottoming before gradually heading higher next year, the potential to benefit from the narrowing of currently wide credit spreads represents additional performance opportunities for bondholders into 2002. We expect credit fundamentals to improve as corporate profitability strengthens over a recovery. Furthermore, we believe the Bond Fund's exposure to spread product (agencies, corporates and structured product) leaves it well positioned to benefit in such an environment. Maintaining the Fund's high quality, double-A average rating should continue to limit downside risk while awaiting economic recovery.

MEMBERS Capital Advisors' Bond Portfolio Management Team -- Advisor

                                  BALANCED FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT1

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Balanced Fund compared to several indices. Ten thousand dollars invested on January 1, 1992, would have the following value as of December 31, 2001.

     Balanced Fund                                                $24,312

     S&P 500 Index                                                $33,727
     Synthetic Index                                              $24,700
     Lehman Government/Credit Intermediate Bond Index             $19,326
     Lipper Average                                               $28,568
     90-Day U.S. Treasury Bill                                    $15,810

              Average Annual Total Return Through December 31, 2001

                                    One       Three      Five        Ten
                                   Year       Years      Years      Years

     Balanced Fund                 -3.07%     4.85%       8.84%      9.29%
     S&P 500 Index2               -11.89%    -1.03%      10.70%     12.93%
     Synthetic Index3              -1.08%     3.15%       8.82%      9.46%
     Lehman Government/Credit
         Intermediate Bond Index4   8.96%     6.40%       7.09%      6.81%
     Lipper Average5               -2.87%     2.72%       7.41%     11.07%
     90-Day U.S. Treasury Bill6     4.09%     4.93%       5.00%      4.69%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Common Stocks 54.3%, Corporate Notes and Bonds 16.4%, Mortgage Backed 11.2%, U.S. Government and Agency Obligations 10.7%, Commercial Mortgage Backed 2.9%, Asset Backed 2.5%, and Short-term Investments and Other Assets and Liabilities 2.0%

1 This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

2 The S&P 500 Index, a large company stock index, tracks the value of 500 stocks chosen for market size, liquidity and industry group representation, with each stock weighted in proportion to its market value.

3 The Synthetic Index represents the average annual total returns of a hypothetical portfolio consisting of 45% S&P 500 Index, 40% Lehman Government/Credit Intermediate Bond Index and 15% 90-Day U.S. Treasury Bill.

4 Lehman Government/Credit Intermediate Bond Index represents an index of the market values of high quality corporate and government debt instruments having intermediate-term maturities.

5 The Lipper Performance Summary Average for Balanced Funds represents the average annual total return of all the underlying Balanced Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

6 90-Day U.S. Treasury Bill represents the total return provided by successive investments over the period specified in 90-Day U.S. Treasury Bills.

                   Management's Discussion of 2001 Performance

                                  Balanced Fund

Investment Objective: Seeks a high total return through the combination of income and capital appreciation.

Management's Discussion: During the twelve months ended December 31, 2001, U.S. stocks fell -11.9% as measured by the S&P 500. Technology stocks, for the second year in a row, moved sharply lower.

Bond investors fared better than stock investors in 2001, as they did in 2000. Interest rates fell across-the-board for Treasury issues as the Federal Reserve cut rates an unprecedented eleven times for a total of 475 basis points. The Lehman Government/Credit Intermediate Bond Index, a broad sample of investment grade bonds with maturity dates averaging four-to-five years, provided a total return of 8.96% during the period. Money market instruments, interest-bearing investments with maturities of less than one year, saw their yields drop during the period as the Federal Reserve eased interest rates. 90-Day U.S. Treasury Bills returned 4.09% during 2001.

The Balanced Fund returned -3.07% for the twelve months ended December 31, 2001. This compares favorably to a return of -3.24% for the Lipper Index of Balanced Funds. The Balanced Fund's return lags the -1.08% loss of a hypothetical balanced portfolio consisting of 45% S&P 500 Index, 40% Lehman Government/Credit Intermediate Bond Index and 15% 90-Day U.S. Treasury Bill (Synthetic Index) primarily due to the Fund's greater exposure to stocks relative to this hypothetical portfolio.

        Balanced Fund                                       -3.07%

        Synthetic Index                                     -1.08%

        Lipper Index of Balanced Funds                      -3.24%

The stocks and bonds held by the Balanced Fund are largely the same as the securities comprising the Capital Appreciation Stock, Growth and Income Stock, and Bond Funds. Please see the information provided for those funds elsewhere in this report for a more complete description of the Balanced Fund's portfolio positioning and component results.

Looking ahead, the Fund will continue to be managed as a diversified portfolio of the most attractive investments identified by the MEMBERS Capital Advisors portfolio management teams. The normal range of asset allocation exposures is from 40% to 60% stocks, 40% to 60% bonds, and up to 20% money market instruments. Currently, stocks comprise approximately 54% of net assets and bonds are roughly 44% of net assets, with the remaining approximately 2% invested in money market instruments and other assets less liabilities. A similar allocation was in place throughout 2001. These proportions may vary over time reflecting the pace at which the management teams are finding attractive individual stocks and bonds. For example, as attractively priced stocks become more plentiful, the stock portion of the portfolio will grow. The management team uses this "bottom up" asset allocation approach instead of the more commonly used "top down" tactics because we have observed that such top-down "market-timing" is rarely successful over the long term, and often amplifies the short-term variability of returns.

The Balanced Fund, through its broad diversification, may be the most "investment efficient" of all the Ultra Series Funds. It is specifically designed to help investors harvest broad U.S. securities market returns within risk-moderated long-term investment programs, and most importantly, to weather difficult markets with the help of the risk reduction effects of its broad diversification. It should be an effective "core portfolio" for many investors, and will continue to be managed to provide access to diverse markets in a relatively low-risk manner.

MEMBERS Capital Advisors' Stock and Bond Portfolio Management Teams -- Advisor

                          GROWTH AND INCOME STOCK FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT1

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Growth and Income Stock Fund compared to several indices. Ten thousand dollars invested on January 1, 1992, would have the following value as of December 31, 2001.

     Growth and Income Stock Fund                                 $32,879

     S&P 500 Index                                                $33,727
     Lipper Index of Large-Cap Value Funds                        $31,193

              Average Annual Total Return Through December 31, 2001

                                       One       Three      Five        Ten
                                      Year       Years      Years      Years

     Growth and Income Stock Fund    -10.71%     2.02%     10.48%     12.64%
     S&P 500 Index2                  -11.89%    -1.03%     10.70%     12.93%
     Lipper Index of Large-Cap
     Value Funds3                     -8.58%     1.07%      9.42%     12.05%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Short-term Investments and Other Assets and Liabilities 3.7%, and Common Stocks 96.3%.

1 This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

2 The S&P 500 Index, a large company stock index, tracks the value of 500 stocks chosen for market size, liquidity and industry group representation, with each stock weighted in proportion to its market value.

3 Lipper Index of Large-Cap Value Funds represents an index of 30 large mutual funds that invest primarily in large capitalization companies. The stocks in these funds normally have below-average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

                   Management's Discussion of 2001 Performance

                          Growth and Income Stock Fund

Investment Objective: Seeks long-term capital growth, with income as a secondary consideration.

Management's Discussion: The U.S. stock market posted its second consecutive annual decline as economic recession, decelerating corporate revenue growth and tumbling corporate profits disappointed investors. Particularly hard hit for the second year in a row were the information technology and telecommunication sectors, two "new economy" groups that not long ago many investors thought were immune to an economic slowdown. The technology-heavy NASDAQ Composite Index declined 21%, following its worst year ever in 2000 when it declined -39%.

The Growth and Income Stock Fund's approach - staying invested in a portfolio of reasonably valued, larger-capitalization stocks in various economic sectors - resulted in a positive return during the falling markets of 2000, but was unable to repeat this in 2001. The Fund declined -10.71%, still out-performing the -11.89% return of the S&P 500. For the second consecutive year, however, it modestly lagged an index of similar "value" funds due primarily to its heavier exposure to technology stocks relative to these peers. While this resulted in a negative comparison for the most recent periods, it significantly benefited the Fund's results over longer-term periods.

        Growth and Income Stock Fund                       -10.71%

        Russell 1000 Index (Large-capitalization stocks)   -12.45%
        S&P 500 Index (Large-capitalization stocks)        -11.89%

        Lipper Index of Large-Cap Value Funds               -8.58%

Fund results during the year benefited from strong relative performance in the health care, telecommunications, finance, utility and energy sectors. The Fund's health care and telecommunications investments generated single digit positive returns during the year, due partly to holdings in Baxter and AT&T. The Fund's finance sector was down slightly, but well ahead on a relative basis, with positive returns from Bank of America, Wachovia, Bank One and Household International. The technology issues Computer Associates and IBM both advanced over 40%, although our technology investments overall matched the large decline of the market's technology sector. Other top Fund performers included Target, General Mills and Wal-Mart.

Fund results were negatively impacted by relative sector under-performance in the industrial, consumer discretionary, materials and consumer staples sectors. The industrial holding Delta Air Lines was punished by industry over-capacity, especially in the aftermath of the September 11 terrorist attacks with the sharply reduced global travel. The Fund's technology investments matched the steep decline of the market's, with declines from EMC, Nortel Networks, Agilent, Texas Instruments, Compaq and Hewlett-Packard. Other poor performers included the energy issue Schlumberger, utility Williams Companies and Morgan Stanley Dean Witter in the finance sector.

The Growth and Income Stock Fund enters 2002 with over-weighted positions in the energy, telecommunications, utility, information technology and industrial sectors. The consumer discretionary and health care sectors are presently under-weighted relative to the S&P 500 Index. While our sector weights often differ from those of the S&P 500 Index, these weightings reflect the types of stocks we are finding that appear most attractive based on our analysis of individual company fundamentals; we do not attempt to invest based on general judgments about the relative prospects of various broad economic sectors. We do, however, ensure that our portfolios remain well diversified across all major economic sectors.

We have a mixed assessment of 2001 results - while the Fund provided investors greater stability and better returns than most other stock funds and the broad indices, it also declined in value and lagged its large capitalization value peer group. Although many investors had a disappointing two years, the correction of the speculative excesses in so-called "new economy" stocks has resulted in a fundamentally healthier backdrop for the overall market. As the market moves back to a more rational approach to investing, focusing on earnings and valuation, we believe the Growth and Income Stock Fund will be very well positioned for future performance.

MEMBERS Capital Advisors' Stock Portfolio Management Team -- Advisor

                         CAPITAL APPRECIATION STOCK FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT1

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Capital Appreciation Stock Fund compared to several indices. Ten thousand dollars invested on January 1, 1992, would have the following value as of December 31, 2001.

     Capital Appreciation Stock Fund                              $31,599

     S&P 1500 SuperComposite Index                                $25,075
     Lipper Index of Multi-Cap Core Funds                         $24,636

              Average Annual Total Return Through December 31, 2001

                                      One      Three    Five
                                      Year     Years    Years         Since
                                                                   Inception2

     Capital Appreciation Stock Fund      -9.11%   5.87%   13.55%      15.47%
     S&P 1500 SuperComposite Index3      -10.64%   0.02%   10.95%      12.19%
     Lipper Index of Multi-Cap
       Core Funds4                       -10.76%   1.37%    9.32%      11.93%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Short-term Investments and Other Assets and Liabilities 1.6%, and Common Stocks 98.4%.

1 This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

2 Returns are from inception, January 3, 1994.

3 The Capital Appreciation Stock Fund commenced operations January 3, 1994. The S&P 1500 SuperComposite Index was not established until December 31, 1994. The above graph shows the performance of the S&P 400 Mid-Cap Index for the period from fund inception to December 31, 1994, and the performance of the S&P 1500 Index for the period January 1, 1995 to the present.

4 Lipper Index of Multi-Cap Core Funds represents an index of 30 large mutual funds that invest in stocks of a variety of market capitalization ranges without concentrating their assets in any one market capitalization size range. The stocks in these funds normally have average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

                   Management's Discussion of 2001 Performance

                         Capital Appreciation Stock Fund

Investment Objective: Seeks long-term capital appreciation.

Management's Discussion: The U.S. stock market posted its second straight annual decline in a year marked by many extremes. Fallout from the internet bubble of 1999 continued in 2001, fueled by the slowing economy and high oil prices. The most aggressive easing of monetary policy ever conducted combined with a modest tax rebate plan was not enough to stem the declines in profitability and employment. The tragic events of September 11 further disrupted the economy and markets. Still, the stock market staged an impressive rally in the fourth quarter, fueled by expectations of economic recovery and dramatic declines in energy prices. Utilities, last year's best performing sector, was 2001's worst, and the significant declines in technology and communications services continued for a second year. Consumer cyclicals, 2001's best performing sector, was joined by basic materials as the only areas to post positive returns for the year.

        Capital Appreciation Stock Fund                     -9.11%

        Russell 2000 Index (Small-capitalization stocks) 2.49% S&P MidCap 400 Index (Middle-capitalization stocks) -0.60%
        S&P 500 Index (Large-capitalization stocks)        -11.89%
        S&P 1500 SuperComposite Index (All capitalization
          sizes)                                           -10.64%

        Lipper Index of Multi-Cap Core Funds               -10.76%

The Capital Appreciation Fund returned -9.11% during the year ended December 31, 2001, out-performing the -10.64% return of the S&P 1500 SuperComposite Index as well as the peer group index return of -10.76%. Small- and mid-capitalization stocks significantly outperformed their larger cousins, and value outperformed growth across all capitalization segments.

Fund results during the year were driven by strong relative performance in the health care, capital goods, finance and basic materials sectors. Genzyme General, Medimune, Boston Scientific and Applera-Applied Biosystems Group drove the performance in health care, while Sanmina-SCI, Allied Waste and Illinois Tool Works paced the capital goods sector. Other strong contributors included Keane, Autodesk and Fedex. Fund performance was negatively impacted by the consumer cyclical, consumer staples and technology sectors, all of which under-performed their index sectors as well as the overall market.

The Fund enters 2002 modestly over-weighted in the capital goods, basic materials, communications services and health care sectors. Conversely, we are under-weighted in the consumer cyclical and finance sectors. Our sector weights reflect the areas where we are finding the most attractive investment opportunities. Although the sector weightings may deviate from the index weightings, the Fund remains well diversified as to sector exposure at all times. In addition, it employs a "multi-cap" approach, investing in companies across the small-, medium- and large-capitalization segments of the market.

Investors became more bullish in the fourth quarter of 2001, anticipating that economic recovery would result from the record amounts of monetary and fiscal stimulus added to the system in 2001. Market volatility will likely remain high while investors assess the integrity of the economic recovery, debating whether it is the result of regained economic stability or merely a limited rebound from such a severe slowdown. While low inflation appears to be a near-term reality, it has become more apparent that the U.S. will have to lead the global economy out of the downturn. The excesses of inventory and over-investment are being worked off and in concert with low inflation should provide a solid foundation for economic growth. We believe the diversified all-cap exposure of the Capital Appreciation Stock Fund should allow long term investors to capitalize on these opportunities.

MEMBERS Capital Advisors' Stock Portfolio Management Team -- Advisor

                               MID-CAP STOCK FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT1

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Mid-Cap Stock Fund compared to several indices. Ten thousand dollars invested on January 1, 1992, would have the following value as of December 31, 2001.

     Mid-Cap Stock Funds                                          $15,651

     S&P MidCap 400 Index                                         $13,267
     Lipper Index of Mid-Cap Value Funds                          $12,569

              Average Annual Total Return Through December 31, 2001

                                              One         Since
                                              Year      Inception2

     Mid-Cap Stock Fund                      11.16%       18.26%
     S&P MidCap 400 Index3                   -0.60%       11.17%
     Lipper Index of Mid-Cap Value Funds4     6.73%        8.94%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Short-term Investments and Other Assets and Liabilities 3.1%, Convertible Bonds 0.1%, and Common Stocks 96.8%.

1 This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

2 Returns are from inception, May 1, 1999.

3 The S&P MidCap 400 Index tracks the value of 400 domestic stocks chosen for market size, liquidity and industry group representation, with each stock weighted in proportion to its market value.

4 Lipper Index of Mid-Cap Value Funds represents an index of 30 large mutual funds that invest in middle capitalization companies. The stocks in these funds normally have below-average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

                   Management's Discussion of 2001 Performance

                               Mid-Cap Stock Fund

Investment Objective: Seeks long-term capital appreciation by investing in common stocks of midsize and small companies.

Management's Discussion: For the second consecutive year, smaller stock indexes outperformed their large-stock counterparts. In 2001, the S&P MidCap 400 Index was close to even for the year, returning -0.6%, while the S&P Small-Cap 600 Index gained 6.5%. This compares to a decline of -11.9% for the large-capitalization S&P 500. The small- and mid-capitalization segments have out-performed as their valuations expanded relative to larger-capitalization issues. Large stocks had enjoyed a multi-year period of out-performance up until 1999, when relative valuations began to revert to more normal levels. In addition, the small- and mid-capitalization segments benefited from the fact that these companies generally derive less of their revenue from outside the United States versus larger companies. Given the dollar's strength over the past year, smaller companies avoided much of this headwind for relative performance.

        Mid-Cap Stock Fund                                  11.16%

        S&P MidCap 400 Index                                -0.60%
        Russell Midcap Value Index                           2.33%

        Lipper Index of Mid-Cap Value Funds                  6.73%

During the year ended December 31, 2001, the Mid-Cap Stock Fund significantly out-performed both the representative market indexes and its peer group index. Mid-cap market performance was driven largely by strong returns in the capital goods, consumer staples and basic materials sectors. The Fund's out-performance was driven by strong stock-selection. Fund investments exceeded the returns of the S&P MidCap 400 Index in nine of the eleven economic sectors. Sectors with the most significant out-performance include heath care, consumer cyclical and technology. Strong performers in health care include Celgene, IDEXX Labs, Ocular Sciences and Orthofix. These holdings helped the sector out-perform the corresponding S&P MidCap 400 Index sector by over 30 percentage points. Consumer cyclical sector results were led by strong performance by Interpublic Group, Ethan Allen and J. Jill Group. Out-performance in the technology sector was led by gains in Storage Technology, Affiliated Computer Services and ANSYS Inc. Reducing the Fund's performance were stocks in the consumer staples sector, most notably shares of cable operators Adelphia Communications and Charter Communications. We remain positive with regard to the long-term outlook for these companies and have used the near-term weakness as a buying opportunity.

The Mid-Cap Stock Fund enters 2002 over-weighted in the capital goods, consumer staples, basic materials and finance sectors. The Fund is under-weighted in the consumer cyclical and technology sectors. All other sector weights approximate those of the market. Sector weights are a function of our "bottom-up" analysis and reflect the relative attractiveness of individual stocks, not macro-economic assessments of the broad sectors.

It is important for investors in the mid-cap segment to be prepared for a wide range of returns among the various market and peer group measures, even more so than in other market segments. The mid-cap market sector encompasses a very diverse group in terms of individual company characteristics. This segment is generally defined as stocks of companies with market capitalizations - the total market value of their outstanding shares of common stock - between $1 billion and $10 billion, but not all market participants even agree on this. The diversity of this segment may result in any one cross section, as compiled for a market index, peer group universe or a particular "mid-cap" mutual fund, to be quite different from another sampling of the sector.

Over time, diversified portfolios of mid-capitalization stocks have out-performed large company stocks, but have also tended to demonstrate greater volatility. We strive to offset some of this increased volatility while still earning higher returns through a more conservative, value orientation that includes exposure to some even smaller-capitalization stocks. Given the higher expected long-term returns offered by mid- and small-cap stocks, adding this kind of representation makes sense for many long-term investors.

MEMBERS Capital Advisors' Stock Portfolio Management Team -- Advisor Wellington Management Company -- Subadvisor

                                MONEY MARKET FUND
                             Schedule of Investments
                                December 31, 2001

                                               % Net      Coupon       Maturity      Par/Shares     Value
                                              Assets       Rate          Date          Amount      (Note 2)
                                              ------       ----          ----          ------      --------

CORPORATE NOTES AND BONDS:                      7.0%
  Caterpillar Financial Services Corp.                     5.890%       06/17/02   $2,000,000  $  2,033,986
  General Electric Capital Corp.                           5.500        04/15/02    2,000,000     2,019,868
  Merrill Lynch & Co., Inc.                                5.710        01/15/02    7,100,000     7,106,161
  Merrill Lynch & Co., Inc.                                6.640        09/19/02    1,000,000     1,031,377
                                                                                                -----------

TOTAL CORPORATE NOTES AND BONDS
(COST: $12,191,392)                                                                              12,191,392
                                                                                                -----------

COMMERCIAL PAPER: (A)                          64.9%
  Abbott Laboratories                                      1.950        01/02/02    4,000,000     3,999,783
  American Express Credit Corp.                            1.780        01/17/02    4,000,000     3,996,836
  American General Finance Corp.                           2.290        01/10/02    7,000,000     6,995,993
  Bank America NA                                          2.430        03/27/02    5,055,000     5,058,697
  Coca-Cola Co.                                            1.900        02/12/02    8,000,000     7,982,267
  Corporate Receivables Corp.                              1.830        01/03/02    4,099,000     4,098,583
  CXC, Inc.                                                1.980        01/04/02    4,000,000     3,999,340
  General Electric Capital Corp.                           3.360        01/22/02    6,500,000     6,487,260
  Goldman Sachs Group, Inc.                                2.300        01/07/02    7,000,000     6,997,317
  Household Finance Corp.                                  2.060        01/17/02    4,000,000     3,996,338
  Household Finance Corp.                                  2.030        01/29/02    4,000,000     3,993,684
  Kraft Foods, Inc.                                        2.020        01/24/02    8,000,000     7,989,676
  Madison Gas & Electric Co.                               1.900        01/15/02    3,390,000     3,387,495
  McGraw-Hill Cos., Inc.                                   2.030        02/05/02    2,000,000     1,996,053
  McGraw-Hill Cos., Inc.                                   1.830        05/29/02    5,000,000     4,962,383
  Medtronic, Inc.                                          1.820        01/18/02    4,000,000     3,996,562
  Moat Funding LLC                                         1.890        01/29/02    2,500,000     2,496,325
  Moat Funding LLC                                         2.090        01/31/02    5,000,000     4,991,292
  Moat Funding LLC                                         1.850        03/04/02    1,000,000       996,814
  Nestle Capital Corp.                                     1.780        02/01/02    5,000,000     4,992,336
  Nestle Finance France, S.A.                              2.100        01/08/02    2,685,000     2,683,904
  SBC Communications, Inc.                                 2.110        02/07/02    8,000,000     7,982,651
  Walt Disney Co.                                          7.000        04/10/02    1,000,000     1,009,711
  Wells Fargo & Co.                                        1.690        03/01/02    8,000,000     7,977,842
                                                                                                -----------

TOTAL COMMERCIAL PAPER
(COST: $113,069,142)                                                                            113,069,142
                                                                                                -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS: (A)    25.9%
  Federal Farm Credit Bank                                 1.750        01/02/02    4,000,000     3,999,806
  Federal Farm Credit Bank                                 6.625        02/01/02      780,000       782,948
  Federal Farm Credit Bank                                 3.290        02/28/02    7,000,000     6,962,896
  Federal Farm Credit Bank                                 1.750        04/01/02    5,000,000     5,000,000
  Federal Home Loan Bank                                   5.250        04/25/02    5,000,000     5,045,159
  Federal Home Loan Bank                                   6.750        05/01/02    3,000,000     3,047,943
  Federal Home Loan Bank                                   6.000        08/15/02    3,000,000     3,049,100
  Federal Home Loan Bank                                   3.360        08/28/02    1,083,000     1,058,842
  Federal Home Loan Mortgage Corp.                         6.250        10/15/02    5,000,000     5,161,207
  Federal National Mortgage Association                    6.625        01/15/02    3,000,000     3,003,810
  Federal National Mortgage Association                    3.340        02/07/02    5,000,000     4,982,836
  Federal National Mortgage Association                    1.840        06/20/02    3,000,000     2,973,933
                                                                                                -----------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST: $45,068,480)                                                                              45,068,480
                                                                                                -----------


INVESTMENT COMPANY:                             4.5%
  SSgA Prime Money Market Fund                                                      7,900,109     7,900,109
                                                                                                -----------

TOTAL INVESTMENT COMPANY
(COST: $7,900,109)                                                                                7,900,109
                                                                                                -----------

TOTAL INVESTMENTS                             102.3%                                            178,229,123
(COST: $178,229,123)
NET OTHER ASSETS AND LIABILITIES               (2.3)%                                            (3,968,481)
                                              -------                                           -----------

TOTAL NET ASSETS                              100.0%                                           $174,260,642
                                              -------                                           -----------
                                              -------                                           -----------

(A) Rate noted represents annualized yield at time of purchase.

See accompanying notes to financial statements.

                                    BOND FUND
                             Schedule of Investments
                                December 31, 2001

                                                  % Net      Coupon       Maturity       Par         Value
                                                 Assets       Rate          Date       Amount      (Note 2)
                                                 ------       ----          ----       ------      --------
ASSET BACKED:                                     5.3%
  ABSC Long Beach Home Equity Trust, Series
   2000-LB1, Class AF5                                       8.050%       09/21/30  $5,600,000   $5,911,979
  Conseco Finance Securitizations Corp.,
   Series 2001-1, Class M1                                   7.535        07/01/32   5,500,000    5,467,097
  Conseco Finance Securitizations Corp.,
   Series 2001-4, Class A3                                   6.090        09/01/33   3,500,000    3,499,453
  Green Tree Home Equity Loan Trust, Series
   1999-A, Class B1                                          8.970        11/15/27   5,300,000    5,499,545
                                                                                                -----------
TOTAL ASSET BACKED
(COST: $20,091,081)                                                                              20,378,074
                                                                                                -----------

COMMERCIAL MORTGAGE BACKED:                       5.7%
  Banc America Large Loan, Inc., Series 2001,
   Class A2 (C)                                              6.490        12/13/16   6,000,000    5,989,453
  Chase Commercial Mortgage Securities Corp.,
   Series 2000-1, Class A2                                   7.757        04/15/32   5,500,000    6,015,616
  First Union National Bank of America,
   Series 2001-C1, Class E                                   6.624        01/15/11   5,554,000    5,514,877
  Morgan Stanley Capital I, Inc., Series 1999-
   Cam1, Class A2                                            6.760        11/15/08   4,038,642    4,236,173
                                                                                                -----------
TOTAL COMMERCIAL MORTGAGE BACKED
(COST: $21,462,074)                                                                              21,756,119
                                                                                                -----------
CORPORATE NOTES AND BONDS:                       35.4%

CAPITAL GOODS                                     0.7%
  Giddings & Lewis, Inc.                                      7.500       10/01/05   2,500,000    2,587,428
                                                                                                -----------
CHEMICALS                                         0.7%
  Dow Chemical Co.                                            7.375       11/01/29   2,400,000    2,648,904
                                                                                                -----------
COMMUNICATION SERVICES                            1.8%
  Sprint Capital Corp.                                        7.125       01/30/06   1,500,000    1,563,549
  Verizon Global Funding Corp.                                7.750       12/01/30   2,400,000    2,671,178
  WorldCom, Inc.                                              8.250       05/15/31   2,500,000    2,642,638
                                                                                                -----------
                                                                                                  6,877,365
                                                                                                -----------
CONSUMER STAPLES                                  0.6%
  Kellogg Co.                                                 6.000       04/01/06   2,400,000    2,457,612
                                                                                                -----------
ENERGY                                            8.8%
  Allegheny Energy, Inc.                                      7.750       08/01/05   2,500,000    2,670,107
  American Electric Power, Inc.                               6.125       05/15/06   3,000,000    2,969,757
  Coastal Corp.                                               7.500       08/15/06   2,250,000    2,277,533
  Conoco, Inc.                                                5.900       04/15/04   3,000,000    3,115,638
  DTE Energy Co.                                              6.450       06/01/06   2,000,000    2,052,730
  Energy East Corp.                                           8.050       11/15/10   2,000,000    2,083,712
  ENSERCH Corp.                                               6.375       02/01/04   2,000,000    2,075,942
  Occidental Petroleum Corp.                                  5.875       01/15/07   2,500,000    2,491,283
  Phillips Petroleum Co.                                      8.500       05/25/05   2,500,000    2,764,690
  Progress Energy, Inc.                                       7.750       03/01/31   2,400,000    2,566,982
  Texaco Capital, Inc.                                        5.700       12/01/08   3,000,000    2,999,787
  Virginia Electric & Power Co., Series A                     5.750       03/31/06   3,400,000    3,434,422
  YPF Sociedad Anonima (D)                                    7.500       10/26/02      66,550       63,888
  YPF Sociedad Anonima (D)                                    8.000       02/15/04   3,000,000    2,400,000
                                                                                                -----------
                                                                                                 33,966,471
                                                                                                -----------
FINANCE                                          12.2%
  ACE INA Holdings, Inc.                                      8.300       08/15/06   2,500,000    2,707,315
  Bank One Corp.                                              6.000       08/01/08   3,000,000    3,009,567
  BankAmerica Corp.                                           8.500       01/15/07   3,500,000    3,911,960
  Barclays Bank PLC (B)(C)(D)                                 8.550       06/15/11   2,000,000    2,228,782
  Bear Stearns Cos., Inc.                                     6.500       05/01/06   2,000,000    2,064,066
  First Bank National Association                             7.550       06/15/04   2,000,000    2,154,618
  General Electric Global Insurance Corp.                     7.000       02/15/26   3,750,000    3,874,009
  Goldman Sachs Group, Inc.                                   7.350       10/01/09   2,850,000    3,003,886
  Household Finance Corp.                                     6.500       11/15/08   3,400,000    3,394,835
  J.P. Morgan Chase & Co.                                     7.125       06/15/09   2,200,000    2,332,781

                                    BOND FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                  % Net      Coupon       Maturity       Par         Value
                                                 Assets       Rate          Date       Amount      (Note 2)
                                                 ------       ----          ----       ------      --------

FINANCE (Continued)
  Merrill Lynch & Co., Inc.                                   6.000%      02/17/09  $3,000,000   $2,987,448
  Morgan Stanley Dean Witter & Co.                            6.100       04/15/06   2,500,000    2,576,290
  Royal & Sun Alliance Insurance Group PLC (D)                8.950       10/15/29   2,000,000    2,126,216
  UBS Preferred Funding Trust                                 8.622       10/01/10   2,250,000    2,503,589
  Wachovia Corp.                                              4.950       11/01/06   1,000,000      981,841
  Wachovia Corp.                                              6.150       03/15/09   2,000,000    1,997,798
  Washington Mutual Finance                                   6.250       05/15/06   2,500,000    2,579,572
  Wells Fargo Financial, Inc.                                 5.875       08/15/08   2,500,000    2,504,095
                                                                                                -----------

                                                                                                 46,938,668
                                                                                                -----------

HEALTHCARE                                        0.5%
  American Home Products Corp.                                6.250       03/15/06   1,900,000    1,967,365
                                                                                                -----------

INDUSTRIALS                                       2.7%
  Caterpillar Financial Services Corp.                        7.590       12/10/03   2,400,000    2,576,978
  Ford Motor Credit Co.                                       7.600       08/01/05   2,400,000    2,463,607
  General Motors Acceptance Corp.                             6.875       09/15/11   2,500,000    2,448,898
  International Paper Co.                                     8.125       07/08/05   2,700,000    2,918,811
                                                                                                -----------

                                                                                                 10,408,294
                                                                                                -----------

REITS                                             0.8%
  EOP Operating LP                                            8.100       08/01/10   2,000,000    2,151,820
  Spieker Properties LP                                       7.650       12/15/10   1,000,000    1,046,610
                                                                                                -----------

                                                                                                  3,198,430
                                                                                                -----------

RETAIL                                            1.5%
  Delhaize America, Inc.                                      7.375       04/15/06   2,000,000    2,120,290
  Kroger Co.                                                  7.800       08/15/07   1,500,000    1,640,710
  Safeway, Inc.                                               7.000       09/15/07   2,000,000    2,117,434
                                                                                                -----------

                                                                                                  5,878,434
                                                                                                -----------

TECHNOLOGY                                        0.7%
  Lockheed Martin Corp.                                       7.250       05/15/06   2,400,000    2,576,352
                                                                                                -----------

TELECOMMUNICATIONS                                3.1%
  AOL Time Warner, Inc.                                       6.125       04/15/06   2,000,000    2,042,862
  Comcast Cable Communications                                8.375       05/01/07   2,400,000    2,646,233
  TCI Communications, Inc.                                    8.650       09/15/04   2,500,000    2,699,970
  Telephone & Data Systems, Inc.                              7.000       08/01/06   2,000,000    2,059,360
  Verizon Wireless, Inc. (C)                                  5.375       12/15/06   2,500,000    2,488,545
                                                                                                -----------

                                                                                                 11,936,970
                                                                                                -----------

TRANSPORTATION                                    1.3%
  Burlington Northern Santa Fe Corp.                          6.375       12/15/05   2,400,000    2,473,154
  Norfolk Southern Corp.                                      7.250       02/15/31   2,000,000    2,042,932
  Southwest Airlines Co.                                      8.700       07/01/11      16,321       16,636
  Union Pacific Railroad                                      6.540       07/01/15     363,531      360,943
                                                                                                -----------

                                                                                                  4,893,665
                                                                                                -----------

TOTAL CORPORATE NOTES AND BONDS
(COST: $133,062,288)                                                                            136,335,958
                                                                                                -----------

MORTGAGE BACKED:                                 27.3%

FEDERAL HOME LOAN BANK                            1.5%
  Gold Pool C48129                                            7.000       03/01/31   5,586,692    5,694,934
                                                                                                -----------

                                    BOND FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                  % Net      Coupon       Maturity       Par         Value
                                                 Assets       Rate          Date       Amount      (Note 2)
                                                 ------       ----          ----       ------      --------

FEDERAL HOME LOAN MORTGAGE CORP.                  4.9%
  Series 1870-VC                                              6.500%      07/15/09  $3,500,000 $  3,605,770
  Series 2248-D                                               7.500       08/15/21   2,000,000    2,057,405
  Pool # C01005                                               8.000       06/01/30   4,041,741    4,236,951
  Pool # C54217                                               6.500       06/01/31   2,822,676    2,829,557
  Pool # C54900                                               6.500       07/01/31   5,941,271    5,955,753
                                                                                                -----------

                                                                                                 18,685,436
                                                                                                -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION            16.3%
  Pool # 383475                                               6.100       04/01/11   4,699,831    4,756,394
  Pool # 582558                                               6.000       05/01/16   2,775,912    2,784,586
  Pool # 585724                                               6.000       05/01/16   2,745,627    2,754,207
  Pool # 253847                                               6.000       05/01/21   6,458,606    6,387,739
  Series 1996-M6G                                             7.750       09/17/23      23,586       23,851
  Series 1998-63 Class PG                                     6.000       03/25/27  11,000,000   10,922,890
  Series 1998-W2-A8                                           6.500       06/25/28   5,000,000    4,665,583
  Pool # 519049                                               8.000       09/01/29   2,922,017    3,059,898
  Series 2351 Class PX                                        6.500       07/15/30   4,500,000    4,505,787
  Series 2001-72-NC                                           6.000       11/01/31  10,000,000   10,066,300
  Pool # 593187                                               7.000       11/01/31   6,863,155    7,000,418
  TBA                                                         6.000       12/01/31   5,999,400    5,874,538
                                                                                                -----------

                                                                                                 62,802,191
                                                                                                -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION          4.6%
  Pool # 002995                                               8.000       10/20/15   1,016,423    1,068,324
  Pool # 2714                                                 6.500       02/20/29   4,500,682    4,506,709
  Pool # 2921                                                 7.500       05/20/30   5,660,526    5,837,837
  Pool # 003068                                               6.500       04/20/31   6,309,085    6,310,741
                                                                                                -----------

                                                                                                 17,723,611
                                                                                                -----------

TOTAL MORTGAGE BACKED
(COST: $104,777,096)                                                                            104,906,172
                                                                                                -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS:          24.2%

FEDERAL FARM CREDIT BANK                          0.6%        3.875       12/15/04   2,400,000    2,389,128
                                                                                                -----------

FEDERAL HOME LOAN BANK                            3.7%        4.000       10/18/04   2,500,000    2,507,970
                                                              7.801       02/20/07   2,750,000    2,668,462
                                                              5.490       12/22/08   2,500,000    2,513,083
                                                              5.800       11/07/11   6,600,000    6,534,205
                                                                                                -----------

                                                                                                 14,223,720
                                                                                                -----------

FEDERAL HOME LOAN MORTGAGE CORP.                  1.5%        4.250       10/03/05   3,200,000    3,161,709
                                                              5.375       08/16/06   2,400,000    2,452,783
                                                                                                -----------

                                                                                                  5,614,492
                                                                                                -----------

FEDERAL NATIONAL MORTGAGE  ASSOCIATION            4.2%        3.500       09/15/04   4,200,000    4,179,932
                                                              6.000       05/15/11   4,500,000    4,572,509
                                                              6.250       07/19/11   3,000,000    3,078,105
                                                              5.500       10/18/11   4,300,000    4,199,677
                                                                                                -----------

                                                                                                 16,030,223
                                                                                                -----------

STUDENT LOAN MARKETING ASSOCIATION                0.5%        5.000       06/30/04   2,000,000    2,062,776
                                                                                                -----------

U.S. TREASURY BONDS                               4.2%       11.125       08/15/03   5,000,000    5,658,205
                                                              6.250       05/15/30   9,800,000   10,615,772
                                                                                                -----------

                                                                                                 16,273,977
                                                                                                -----------

                                    BOND FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                  % Net      Coupon       Maturity       Par         Value
                                                 Assets       Rate          Date       Amount      (Note 2)
                                                 ------       ----          ----       ------      --------

U.S. TREASURY NOTES                               9.5%        5.875%      11/15/04$  8,900,000 $  9,423,569
                                                              7.500       02/15/05  11,100,000   12,297,157
                                                              4.750       11/15/08  11,800,000   11,753,909
                                                              5.750       08/15/10   3,000,000    3,149,298
                                                                                                -----------

                                                                                                 36,623,933
                                                                                                -----------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST: $92,498,872)                                                                              93,218,249
                                                                                                -----------

                                                                                       Shares

INVESTMENT COMPANY:                               0.9%
  SSgA Prime Money Market Fund                                                       3,565,721    3,565,721
                                                                                                -----------

TOTAL INVESTMENT COMPANY
(COST: $3,565,721)                                                                                3,565,721
                                                                                                -----------

TOTAL INVESTMENTS                                98.8%                                          380,160,293
(COST: $375,457,132**)
NET OTHER ASSETS AND LIABILITIES                  1.2%                                            4,676,334
                                            ----------                                          -----------

TOTAL NET ASSETS                                100.0%                                         $384,836,627
                                            ----------                                          -----------
                                            ----------                                          -----------

**At December 31, 2001, the cost of securities for federal tax purposes was $375,507,874. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

        Gross unrealized appreciation................................$6,942,375
        Gross unrealized depreciation................................(2,289,956)
                                                                     ----------

        Net unrealized appreciation..................................$4,652,419
                                                                     ----------
                                                                     ----------

(B) Represents security that retains a specified coupon until a predetermined date, at which time a predetermined rate becomes the effective rate.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities are 1.77% of total net assets.

PLC   Public Limited Company.
TBA   To Be Announced.

See accompanying notes to financial statements.

                                  BALANCED FUND
                             Schedule of Investments
                                December 31, 2001

                                               % Net                                                 Value
                                              Assets                                  Shares       (Note 2)
                                              ------                                  ------       --------
COMMON STOCKS:                                 54.3%

BASIC MATERIALS                                 1.6%
  Dow Chemical Co.                                                                  108,000      $3,648,240
  Rohm and Haas Co.                                                                 126,000       4,363,380
  Willamette Industries, Inc.                                                        55,000       2,866,600
                                                                                                 ----------

                                                                                                 10,878,220
                                                                                                 ----------

CAPITAL GOODS                                   5.8%
  Celestica, Inc. *                                                                  86,000       3,473,540
  Dover Corp.                                                                       119,000       4,411,330
  Emerson Electric Co.                                                               62,700       3,580,170
  Honeywell International, Inc.                                                     103,000       3,483,460
  Illinois Tool Works, Inc.                                                          58,000       3,927,760
  Pall Corp.                                                                        226,000       5,437,560
  Textron, Inc.                                                                      95,000       3,938,700
  Tyco International, Ltd.                                                          111,000       6,537,900
  United Technologies Corp.                                                          69,000       4,459,470
                                                                                                 ----------

                                                                                                 39,249,890
                                                                                                 ----------

COMMUNICATION SERVICES                          3.3%
  ALLTEL Corp.                                                                       76,000       4,691,480
  AT&T Corp.                                                                        158,998       2,884,224
  AT&T Wireless Services, Inc. *                                                    157,965       2,269,957
  Sprint Corp. (FON Group)                                                          134,000       2,690,720
  Verizon Communications                                                             91,012       4,319,429
  Vodafone Group, PLC, ADR                                                          114,025       2,928,162
  WorldCom, Inc.                                                                    200,000       2,816,000
                                                                                                 ----------

                                                                                                 22,599,972
                                                                                                 ----------

CONSUMER CYCLICAL                               2.8%
  Carnival Corp.                                                                    128,300       3,602,664
  IMS Health, Inc.                                                                  311,400       6,075,414
  PRIMEDIA, Inc. *                                                                  195,200         849,120
  Tiffany & Co.                                                                     173,900       5,472,633
  Wal-Mart Stores, Inc.                                                              53,200       3,061,660
                                                                                                 ----------

                                                                                                 19,061,491
                                                                                                 ----------

CONSUMER STAPLES                                7.8%
  Cox Communications, Inc., Class A *                                               147,200       6,169,152
  CVS Corp.                                                                         184,352       5,456,819
  General Mills, Inc.                                                                67,400       3,505,474
  Kimberly-Clark Corp.                                                              108,300       6,476,340
  McDonald's Corp.                                                                  263,100       6,964,257
  Safeway, Inc. *                                                                    77,300       3,227,275
  Sara Lee Corp.                                                                    185,300       4,119,219
  Target Corp.                                                                      332,000      13,628,600
  Walt Disney Co.                                                                   153,600       3,182,592
                                                                                                 ----------

                                                                                                 52,729,728
                                                                                                 ----------

ENERGY                                          3.9%
  BP PLC, ADR                                                                        78,146       3,634,571
  ExxonMobil Corp.                                                                  130,200       5,116,860
  Kerr-McGee Corp.                                                                   57,700       3,161,960
  Schlumberger, Ltd.                                                                 87,600       4,813,620
  Transocean Sedco Forex, Inc.                                                       37,062       1,253,437
  Unocal Corp.                                                                      119,000       4,292,330
  USX-Marathon Group                                                                153,100       4,593,000
                                                                                                 ----------

                                                                                                 26,865,778
                                                                                                 ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                % Net                                                Value
                                               Assets                                 Shares       (Note 2)
                                               ------                                 ------       --------
FINANCE                                         9.2%
  Allstate Corp.                                                                    210,014      $7,077,472
  Bank of America Corp.                                                              94,698       5,961,239
  Bank One Corp.                                                                    123,890       4,837,905
  Chubb Corp.                                                                        51,000       3,519,000
  Citigroup                                                                         234,005      11,812,572
  Countrywide Credit Industries, Inc.                                                97,100       3,978,187
  FleetBoston Financial Corp.                                                       118,400       4,321,600
  Household International, Inc.                                                      69,000       3,997,860
  MBIA, Inc.                                                                         97,800       5,245,014
  Morgan Stanley Dean Witter & Co.                                                  107,000       5,985,580
  Wells Fargo & Co.                                                                 135,200       5,874,440
                                                                                                 ----------

                                                                                                 62,610,869
                                                                                                 ----------

HEALTHCARE                                      7.8%
  American Home Products Corp.                                                      115,000       7,056,400
  Applera Corp.- Applied Biosytems Group                                            133,200       5,230,764
  Baxter International, Inc.                                                        145,300       7,792,439
  Bristol-Myers Squibb Co.                                                          178,200       9,088,200
  Genzyme Corp. *                                                                    64,200       3,843,012
  GlaxoSmithKline PLC, ADR                                                           97,850       4,874,887
  MedImmune, Inc. *                                                                  71,000       3,290,850
  Pharmacia Corp.                                                                   186,228       7,942,624
  QLT, Inc. *                                                                       141,300       3,590,433
                                                                                                 ----------

                                                                                                 52,709,609
                                                                                                 ----------

TECHNOLOGY                                      9.4%
  3Com Corp.                                                                        124,200         792,396
  ADC Telecommunications, Inc. *                                                    336,000       1,545,600
  Agilent Technologies, Inc. *                                                       66,603       1,898,852
  Applied Materials, Inc. *                                                          54,100       2,169,410
  Computer Sciences Corp. *                                                         119,600       5,858,008
  Conexant Systems, Inc. *                                                          126,000       1,809,360
  EMC Corp.                                                                         134,400       1,806,336
  Gateway, Inc. *                                                                   241,500       1,941,660
  Hewlett-Packard Co.                                                               140,400       2,883,816
  International Business Machines Corp.                                              87,700      10,608,192
  Keane, Inc. *                                                                     289,700       5,223,291
  Koninklijke (Royal) Philips Electronics N.V., ADR                                 176,148       5,127,668
  Micron Technology, Inc. *                                                         109,600       3,397,600
  Motorola, Inc.                                                                    292,200       4,388,844
  Palm, Inc. *                                                                      224,514         871,114
  PeopleSoft, Inc. *                                                                164,000       6,592,800
  Texas Instruments, Inc.                                                           169,900       4,757,200
  VERITAS Software Corp. *                                                           47,064       2,109,879
                                                                                                 ----------

                                                                                                 63,782,026
                                                                                                 ----------

TRANSPORTATION                                  0.9%
  Delta Air Lines, Inc.                                                              65,000       1,901,900
  FedEx Corp. *                                                                      85,000       4,409,800
                                                                                                 ----------

                                                                                                  6,311,700
                                                                                                 ----------

UTILITIES                                       1.8%
  Duke Energy Corp.                                                                 153,000       6,006,780
  El Paso Corp.                                                                      60,000       2,676,600
  Williams Cos., Inc.                                                               141,000       3,598,320
                                                                                                 ----------

                                                                                                 12,281,700
                                                                                                 ----------

TOTAL COMMON STOCKS
(COST: $323,865,223)                                                                            369,080,983
                                                                                                 ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                % Net     Coupon       Maturity          Par         Value
                                               Assets      Rate          Date          Amount      (Note 2)
                                               ------      ----          ----          ------      --------
ASSET BACKED:                                   2.5%
  ABSC Long Beach Home Equity Trust,
      Series 2000-LB1, Class AF5                           8.050%       09/21/30   $5,150,000  $  5,436,909
  Conseco Finance Securitizations Corp.,
      Series 2001-1, Class M1                              7.535        07/01/32    5,000,000     4,970,088
  Conseco Finance Securitizations Corp.,
      Series 2001-4, Class A3                              6.090        09/01/33    2,100,000     2,099,672
  Green Tree Home Equity Loan Trust,
      Series 1999-A, Class B1                              8.970        11/15/27    4,100,000     4,254,365
                                                                                                 ----------

TOTAL ASSET BACKED
(COST: $16,489,181)                                                                              16,761,034
                                                                                                 ----------

COMMERCIAL MORTGAGE BACKED:                     2.9%
  Banc America Large Loan, Inc.,
      Series 2001, Class A2 (C)                            6.490        12/13/16    5,500,000     5,490,332
  Chase Commercial Mortgage Securities Corp.,
      Series 2000-1, Class A2                              7.757        04/15/32    5,000,000     5,468,741
  First Union National Bank of America,
      Series 2001-C1, Class E                              6.624        01/15/11    5,000,000     4,964,780
  Morgan Stanley Capital I, Inc.,
      Series 1999-Cam1, Class A2                           6.760        11/15/08    3,400,962     3,567,304
                                                                                                 ----------

TOTAL COMMERCIAL MORTGAGE BACKED
(COST: $19,080,972)                                                                              19,491,157
                                                                                                 ----------

CORPORATE NOTES AND BONDS:                     16.4%

CAPITAL GOODS                                   0.3%
  Giddings & Lewis, Inc.                                   7.500        10/01/05      500,000       517,486
  United Technologies Corp.                                7.125        11/15/10    1,500,000     1,606,026
                                                                                                 ----------

                                                                                                  2,123,512
                                                                                                 ----------

CHEMICALS                                       0.4%
  Dow Chemical Co.                                         7.375        11/01/29    2,400,000     2,648,904
                                                                                                 ----------

COMMUNICATION SERVICES                          0.9%
  Sprint Capital Corp.                                     7.125        01/30/06    1,500,000     1,563,549
  Verizon Global Funding Corp.                             7.750        12/01/30    2,000,000     2,225,982
  WorldCom, Inc.                                           8.250        05/15/31    2,500,000     2,642,637
                                                                                                 ----------

                                                                                                  6,432,168
                                                                                                 ----------

CONSUMER STAPLES                                0.3%
  Kellogg Co.                                              6.000        04/01/06    2,000,000     2,048,010
                                                                                                 ----------

ENERGY                                          4.2%
  Allegheny Energy, Inc.                                   7.750        08/01/05    2,500,000     2,670,107
  American Electric Power, Inc.                            6.125        05/15/06    3,000,000     2,969,757
  Coastal Corp.                                            7.500        08/15/06    3,000,000     3,036,711
  Conoco, Inc.                                             5.900        04/15/04    2,500,000     2,596,365
  DTE Energy Co.                                           6.450        06/01/06    2,000,000     2,052,730
  Energy East Corp.                                        8.050        11/15/10    2,000,000     2,083,712
  Occidental Petroleum Corp.                               5.875        01/15/07    2,500,000     2,491,283
  Phillips Petroleum Co.                                   8.500        05/25/05    2,500,000     2,764,690
  Progress Energy, Inc.                                    7.750        03/01/31    2,000,000     2,139,152
  Virginia Electric & Power Co., Series A                  5.750        03/31/06    3,000,000     3,030,372
  YPF Sociedad Anonima (D)                                 8.000        02/15/04    3,000,000     2,400,000
                                                                                                 ----------

                                                                                                 28,234,879
                                                                                                 ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                % Net     Coupon       Maturity          Par         Value
                                               Assets      Rate          Date          Amount      (Note 2)
                                               ------      ----          ----          ------      --------
FINANCE                                         5.4%
  ACE INA Holdings, Inc.                                   8.300%       08/15/06   $2,500,000    $2,707,315
  BankAmerica Corp.                                        8.500        01/15/07    1,500,000     1,676,555
  Barclays Bank PLC (B)(C)(D)                              8.550        06/15/11    2,000,000     2,228,782
  Bear Stearns Cos., Inc.                                  6.500        05/01/06    2,000,000     2,064,066
  First Bank National Association                          7.550        06/15/04    2,200,000     2,370,080
  General Electric Global Insurance Corp.                  7.000        02/15/26    3,500,000     3,615,741
  Household Finance Corp.                                  6.500        11/15/08    2,000,000     1,996,962
  J.P. Morgan Chase & Co.                                  7.125        06/15/09    2,500,000     2,650,887
  Merrill Lynch & Co., Inc.                                6.000        02/17/09    2,000,000     1,991,632
  Morgan Stanley Dean Witter & Co.                         6.100        04/15/06    3,400,000     3,503,754
  Royal & Sun Alliance Insurance Group PLC (D)             8.950        10/15/29    1,500,000     1,594,662
  UBS Preferred Funding Trust                              8.622        10/01/10    2,250,000     2,503,589
  Wachovia Corp.                                           4.950        11/01/06      500,000       490,921
  Wachovia Corp.                                           6.150        03/15/09    2,000,000     1,997,798
  Washington Mutual Finance                                6.250        05/15/06    3,000,000     3,095,487
  Wells Fargo Financial, Inc.                              5.875        08/15/08    2,500,000     2,504,095
                                                                                                 ----------

                                                                                                 36,992,326
                                                                                                 ----------

HEALTHCARE                                      0.3%
  American Home Products Corp.                             6.250        03/15/06    2,000,000     2,070,910
                                                                                                 ----------

INDUSTRIALS                                     1.3%
  Caterpillar Financial Services Corp.                     7.590        12/10/03    2,000,000     2,147,482
  Ford Motor Credit Co.                                    7.600        08/01/05    2,000,000     2,053,006
  General Motors Acceptance Corp.                          6.875        09/15/11    2,250,000     2,204,008
  International Paper Co.                                  8.125        07/08/05    2,400,000     2,594,498
                                                                                                 ----------

                                                                                                  8,998,994
                                                                                                 ----------

REITS                                           0.5%
  EOP Operating LP                                         8.100        08/01/10    3,000,000     3,227,730
                                                                                                 ----------

RETAIL                                          0.9%
  Delhaize America, Inc.                                   7.375        04/15/06    2,000,000     2,120,290
  Kroger Co.                                               7.800        08/15/07    1,500,000     1,640,710
  Safeway, Inc.                                            7.000        09/15/07    2,000,000     2,117,434
                                                                                                 ----------

                                                                                                  5,878,434
                                                                                                 ----------

TECHNOLOGY                                      0.3%
  Lockheed Martin Corp.                                    7.250        05/15/06    2,000,000     2,146,960
                                                                                                 ----------

TELECOMMUNICATIONS                              1.3%
  AOL Time Warner, Inc.                                    6.125        04/15/06    2,000,000     2,042,862
  TCI Communications, Inc.                                 8.650        09/15/04    2,500,000     2,699,970
  Telephone & Data Systems, Inc.                           7.000        08/01/06    1,500,000     1,544,520
  Verizon Wireless, Inc. (C)                               5.375        12/15/06    2,500,000     2,488,545
                                                                                                 ----------

                                                                                                  8,775,897
                                                                                                 ----------

TRANSPORTATION                                  0.3%
  Norfolk Southern Corp.                                   7.250        02/15/31    2,000,000     2,042,932
                                                                                                 ----------

TOTAL CORPORATE NOTES AND BONDS
(COST: $108,254,980)                                                                            111,621,656
                                                                                                 ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                               % Net      Coupon       Maturity          Par         Value
                                              Assets       Rate          Date          Amount      (Note 2)
                                              ------       ----          ----          ------      --------
MORTGAGE BACKED:                               11.2%

FEDERAL HOME LOAN MORTGAGE CORP.                2.7%
  Pool # C01005                                            8.000%       06/01/30   $3,233,393  $  3,389,561
  Pool # C48580                                            7.000        03/01/31    5,218,866     5,319,981
  Pool # C54217                                            6.500        06/01/31    3,796,013     3,805,266
  Pool # C54900                                            6.500        07/01/31    5,446,166     5,459,441
                                                                                                 ----------

                                                                                                 17,974,249
                                                                                                 ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION           6.2%
  Pool # 383475                                            6.100        04/01/11    4,386,509     4,439,301
  Pool # 547618                                            6.500        09/01/15    3,060,352     3,141,888
  Pool # 582558                                            6.000        05/01/16    5,089,171     5,105,075
  Pool # 253847                                            6.000        05/01/21    5,494,635     5,434,345
  Series 1996-M6G                                          7.750        09/17/23       94,342        95,404
  Series 1998-63 Class PG                                  6.000        03/25/27    3,000,000     2,978,970
  Series 1998-W2-A8                                        6.500        06/25/28    2,750,000     2,566,070
  Pool # 519049                                            8.000        09/01/29    2,922,017     3,059,899
  Series 2351 Class PX                                     6.500        07/15/30    3,000,000     3,003,858
  Pool # 562754                                            7.000        01/01/31    4,580,338     4,672,772
  Series 2001-72-NC                                        6.000        11/01/31    3,000,000     3,019,890
  TBA                                                      6.000        12/01/31    5,000,500     4,896,427
                                                                                                 ----------

                                                                                                 42,413,899
                                                                                                 ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION        2.3%
  Pool # 2921                                              7.500        05/20/30    5,175,003     5,337,105
  Pool # 002957                                            7.500        08/20/30      521,362       537,694
  Pool # 002972                                            7.500        09/20/30    4,597,157     4,741,158
  Pool # 003068                                            6.500        04/20/31    5,195,717     5,197,081
                                                                                                 ----------

                                                                                                 15,813,038
                                                                                                 ----------

TOTAL MORTGAGE BACKED
(COST: $75,610,482)                                                                              76,201,186
                                                                                                 ----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS:        10.7%

FEDERAL FARM CREDIT BANK                        0.3%       3.875        12/15/04    2,000,000     1,990,940
                                                                                                 ----------

FEDERAL HOME LOAN BANK                          1.7%       5.400        02/20/07    5,000,000     4,851,750
                                                           5.490        12/22/08    2,500,000     2,513,082
                                                           5.800        11/07/11    4,000,000     3,960,124
                                                                                                 ----------

                                                                                                 11,324,956
                                                                                                 ----------

FEDERAL HOME LOAN MORTGAGE CORP.                0.3%       5.375        08/16/06    2,000,000     2,043,986
                                                                                                 ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION           1.9%       3.500        09/15/04    2,600,000     2,587,577
                                                           5.000        01/15/07    2,000,000     2,008,360
                                                           6.000        05/15/11    3,000,000     3,048,339
                                                           6.250        07/19/11    3,000,000     3,078,105
                                                           5.500        10/18/11    2,600,000     2,539,340
                                                                                                 ----------

                                                                                                 13,261,721
                                                                                                 ----------

STUDENT LOAN MARKETING ASSOCIATION              0.5%       5.000        06/30/04    3,000,000     3,094,164
                                                                                                 ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                % Net     Coupon       Maturity          Par         Value
                                               Assets      Rate          Date          Amount      (Note 2)
                                               ------      ----          ----          ------      --------

U.S. TREASURY BONDS                             3.3%      11.125%       08/15/03   $3,000,000  $  3,394,923
                                                          10.750        08/15/05    1,500,000     1,833,808
                                                           9.125        05/15/09    6,000,000     6,743,904
                                                           6.250        05/15/30    9,400,000    10,182,475
                                                                                                 ----------

                                                                                                 22,155,110
                                                                                                 ----------

U.S. TREASURY NOTES                             2.7%       7.500        02/15/05    7,500,000     8,308,890
                                                           6.500        08/15/05    9,500,000    10,289,317
                                                                                                 ----------

                                                                                                 18,598,207
                                                                                                 ----------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST: $71,941,705)                                                                              72,469,084
                                                                                                 ----------

                                                                                       Shares

INVESTMENT COMPANY:                             1.3%
  SSgA Prime Money Market Fund                                                      9,154,820     9,154,820
                                                                                                 ----------

TOTAL INVESTMENT COMPANY
(COST: $9,154,820)                                                                                9,154,820
                                                                                                 ----------

TOTAL INVESTMENTS                              99.3%                                            674,779,920
(COST: $624,397,363**)
NET OTHER ASSETS AND LIABILITIES                0.7%                                              4,767,806
                                           ----------                                           -----------

TOTAL NET ASSETS                              100.0%                                           $679,547,726
                                           ----------                                           -----------

                                           ----------                                           -----------

  *Non-income producing

**At December 31, 2001, the cost of securities for federal tax purposes was $624,398,893. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

       Gross unrealized appreciation................................$84,806,671
       Gross unrealized depreciation................................(34,425,644)
                                                                    -----------
       Net unrealized appreciation..................................$50,381,027
                                                                    -----------
                                                                    -----------

(B) Represents security that retains a specified coupon until a predetermined date, at which time a predetermined rate becomes the effective rate.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds issued by foreign entities, denominated in U.S. dollars. The aggregate value of these securities is 0.92% of total net assets.

ADR   American Depository Receipt.
PLC   Pubic Limited Company.
TBA   To Be Announced.

See accompanying notes to financial statements.

                          GROWTH AND INCOME STOCK FUND
                             Schedule of Investments
                                December 31, 2001

                                               % Net                                                 Value
                                              Assets                                  Shares       (Note 2)
                                              ------                                  ------       --------
COMMON STOCKS:                                 96.3%

BASIC MATERIALS                                 2.6%
  Dow Chemical Co.                                                                  334,650     $11,304,477
  E.I. du Pont de Nemours & Co.                                                     371,000      15,771,210
                                                                                                 ----------

                                                                                                 27,075,687
                                                                                                 ----------

CAPITAL GOODS                                   8.8%
  Emerson Electric Co.                                                              380,000      21,698,000
  Honeywell International, Inc.                                                     766,000      25,906,120
  Textron, Inc.                                                                     479,000      19,859,340
  United Technologies Corp.                                                         364,000      23,525,320
                                                                                                 ----------

                                                                                                 90,988,780
                                                                                                 ----------

COMMUNICATION SERVICES                          6.6%
  ALLTEL Corp.                                                                      277,000      17,099,210
  AT&T Corp.                                                                        748,054      13,569,700
  SBC Communications, Inc.                                                          300,000      11,751,000
  Sprint Corp. (FON Group)                                                          646,000      12,971,680
  Verizon Communications                                                            272,035      12,910,781
                                                                                                 ----------

                                                                                                 68,302,371
                                                                                                 ----------

CONSUMER CYCLICAL                               5.7%
  Target Corp.                                                                    1,057,600      43,414,480
  Wal-Mart Stores, Inc.                                                             265,300      15,268,015
                                                                                                 ----------

                                                                                                 58,682,495
                                                                                                 ----------

CONSUMER STAPLES                               12.2%
  General Mills, Inc.                                                               240,700      12,518,807
  Kimberly-Clark Corp.                                                              396,900      23,734,620
  Kroger Co. *                                                                    1,083,900      22,620,993
  McDonald's Corp.                                                                  935,600      24,765,332
  PepsiCo, Inc.                                                                     186,800       9,095,292
  Sara Lee Corp.                                                                    928,000      20,629,440
  Walt Disney Co.                                                                   609,100      12,620,552
                                                                                                 ----------

                                                                                                125,985,036
                                                                                                 ----------

ENERGY                                          7.6%
  BP PLC, ADR                                                                       317,180      14,752,042
  ChevronTexaco Corp.                                                               203,073      18,197,372
  ExxonMobil Corp.                                                                  405,200      15,924,360
  Schlumberger, Ltd.                                                                222,200      12,209,890
  Transocean Sedco Forex, Inc.                                                      133,146       4,502,998
  Unocal Corp.                                                                      343,550      12,391,848
                                                                                                 ----------

                                                                                                 77,978,510
                                                                                                 ----------

FINANCE                                        17.4%
  Allstate Corp.                                                                    928,026      31,274,476
  Bank of America Corp.                                                             269,871      16,988,379
  Bank One Corp.                                                                    456,640      17,831,792
  Citigroup                                                                         720,014      36,346,307
  FleetBoston Financial Corp.                                                       343,600      12,541,400
  Household International, Inc.                                                     356,000      20,626,640
  Morgan Stanley Dean Witter & Co.                                                  448,000      25,061,120
  Wachovia Corp.                                                                    584,500      18,329,920
                                                                                                 ----------

                                                                                                179,000,034
                                                                                                 ----------

                          GROWTH AND INCOME STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                               % Net                                                 Value
                                              Assets                                  Shares       (Note 2)
                                              ------                                  ------       --------
HEALTHCARE                                     12.1%
  American Home Products Corp.                                                      483,500   $  29,667,560
  Baxter International, Inc.                                                        450,400      24,154,952
  Bristol-Myers Squibb Co.                                                          624,500      31,849,500
  GlaxoSmithKline PLC, ADR                                                          376,650      18,764,703
  Guidant Corp. *                                                                   408,600      20,348,280
                                                                                                 ----------

                                                                                                124,784,995
                                                                                                 ----------

TECHNOLOGY                                     18.4%
  Agilent Technologies, Inc. *                                                      224,098       6,389,034
  Applied Materials, Inc. *                                                         174,400       6,993,440
  Automatic Data Processing, Inc.                                                   374,500      22,058,050
  Compaq Computer Corp.                                                             753,100       7,350,256
  Computer Associates International, Inc.                                           505,100      17,420,899
  Computer Sciences Corp. *                                                         366,700      17,960,966
  EMC Corp.                                                                         457,100       6,143,424
  Hewlett-Packard Co.                                                               370,200       7,603,908
  Intel Corp.                                                                       368,500      11,589,325
  International Business Machines Corp.                                             298,600      36,118,656
  Koninklijke (Royal) Philips Electronics N.V., ADR                                 635,074      18,487,004
  Motorola, Inc.                                                                    997,400      14,980,948
  Nortel Networks Corp.                                                             664,600       4,984,500
  Texas Instruments, Inc.                                                           426,700      11,947,600
                                                                                                 ----------

                                                                                                190,028,010
                                                                                                 ----------

TRANSPORTATION                                  1.1%
  Burlington Northern Santa Fe Corp.                                                185,600       5,295,168
  Delta Air Lines, Inc.                                                             193,000       5,647,180
                                                                                                 ----------

                                                                                                 10,942,348
                                                                                                 ----------

UTILITIES                                       3.8%
  Duke Energy Corp.                                                                 616,000      24,184,160
  Williams Cos., Inc.                                                               607,000      15,490,640
                                                                                                 ----------

                                                                                                 39,674,800
                                                                                                 ----------

TOTAL COMMON STOCKS
(COST: $884,005,902)                                                                            993,443,066
                                                                                                 ----------

INVESTMENT COMPANY:                             3.5%

  SSgA Prime Money Market Fund                                                   35,797,525      35,797,525
                                                                                                 ----------

TOTAL INVESTMENT COMPANY
(COST: $35,797,525)                                                                              35,797,525
                                                                                                 ----------

TOTAL INVESTMENTS                              99.8%                                          1,029,240,591
(COST: $919,803,427**)
NET OTHER ASSETS AND LIABILITIES                0.2%                                              2,414,263
                                           ----------                                         -------------

TOTAL NET ASSETS                              100.0%                                         $1,031,654,854
                                           ----------                                         -------------

                                           ----------                                         -------------

  *Non-income producing.

**At December 31, 2001, the cost of securities for federal tax purposes was $919,958,701. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation................................$189,634,790
      Gross unrealized depreciation................................(80,352,900)
                                                                   -----------

      Net unrealized appreciation..................................$109,281,890
                                                                   -----------
                                                                   -----------
ADR   American Depository Receipt.
PLC   Public Limited Company.

See accompanying notes to financial statements.

                         CAPITAL APPRECIATION STOCK FUND
                             Schedule of Investments
                                December 31, 2001

                                               % Net                                                 Value
                                              Assets                                  Shares       (Note 2)
                                              ------                                  ------       --------
COMMON STOCKS:                                 98.4%

BASIC MATERIALS                                 3.2%
  Praxair, Inc.                                                                     210,000     $11,602,500
  Rohm and Haas Co.                                                                 311,000      10,769,930
  Willamette Industries, Inc.                                                       114,000       5,941,680
                                                                                                 ----------

                                                                                                 28,314,110
                                                                                                 ----------

CAPITAL GOODS                                  12.7%
  Allied Waste Industries, Inc. *                                                   492,200       6,920,332
  Celestica, Inc. *                                                                 198,200       8,005,298
  Dover Corp.                                                                       520,000      19,276,400
  Illinois Tool Works, Inc.                                                         343,000      23,227,960
  Pall Corp.                                                                        727,000      17,491,620
  Sanmina - SCI Corp. *                                                             544,544      10,836,426
  Tyco International, Ltd.                                                          422,000      24,855,800
                                                                                                 ----------

                                                                                                110,613,836
                                                                                                 ----------

COMMUNICATION SERVICES                          6.0%
  AT&T Wireless Services, Inc. *                                                    485,000       6,969,450
  CenturyTel, Inc.                                                                  391,000      12,824,800
  Qwest Communications International, Inc.                                          414,000       5,849,820
  Sprint Corp. (PCS Group) *                                                        351,000       8,567,910
  Vodafone Group, PLC, ADR                                                          383,000       9,835,440
  WorldCom, Inc.                                                                    593,000       8,349,440
  WorldCom, Inc. - MCI Group                                                         23,720         301,244
                                                                                                 ----------

                                                                                                 52,698,104
                                                                                                 ----------

CONSUMER CYCLICAL                               5.2%
  Carnival Corp.                                                                    431,600      12,119,328
  IMS Health, Inc.                                                                  823,000      16,056,730
  PRIMEDIA, Inc. *                                                                  878,200       3,820,170
  Tiffany & Co.                                                                     412,700      12,987,669
                                                                                                 ----------

                                                                                                 44,983,897
                                                                                                 ----------

CONSUMER STAPLES                               11.7%
  Brinker International, Inc. *                                                     673,600      20,046,336
  Cox Communications, Inc., Class A *                                               668,100      28,000,071
  CVS Corp.                                                                         504,200      14,924,320
  Liberty Media Corp., Class A *                                                  1,567,500      21,945,000
  Safeway, Inc. *                                                                   408,300      17,046,525
                                                                                                 ----------

                                                                                                101,962,252
                                                                                                 ----------

ENERGY                                          6.9%
  Grant Prideco, Inc. *                                                             515,600       5,929,400
  Kerr-McGee Corp.                                                                  206,500      11,316,200
  Phillips Petroleum Co.                                                            203,000      12,232,780
  USX-Marathon Group                                                                514,400      15,432,000
  Weatherford International, Inc. *                                                 412,200      15,358,572
                                                                                                 ----------

                                                                                                 60,268,952
                                                                                                 ----------

FINANCE                                        15.6%
  ACE, Ltd.                                                                         505,000      20,275,750
  Chubb Corp.                                                                       126,000       8,694,000
  Countrywide Credit Industries, Inc.                                               465,000      19,051,050
  Freddie Mac                                                                       339,000      22,170,600
  MBIA, Inc.                                                                        298,500      16,008,555
  SunTrust Banks, Inc.                                                              274,600      17,217,420
  U.S. Bancorp                                                                      547,500      11,459,175
  Wells Fargo & Co.                                                                 295,000      12,817,750
  Zions Bancorp.                                                                    149,400       7,855,452
                                                                                                 ----------

                                                                                                135,549,752
                                                                                                 ----------

                         CAPITAL APPRECIATION STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                               % Net                                                 Value
                                              Assets                                  Shares       (Note 2)
                                              ------                                  ------       --------
HEALTHCARE                                     15.1%
  Applera Corp.- Applied Biosytems Group                                            542,100   $  21,288,267
  Boston Scientific Corp. *                                                         962,300      23,210,676
  Elan Corp. PLC, ADR *                                                             409,500      18,452,070
  Genzyme Corp. *                                                                   228,200      13,660,052
  HEALTHSOUTH Corp. *                                                               921,700      13,659,594
  MedImmune, Inc. *                                                                 196,400       9,103,140
  Pharmacia Corp.                                                                   540,716      23,061,537
  QLT, Inc. *                                                                       360,600       9,162,846
                                                                                                 ----------

                                                                                                131,598,182
                                                                                                 ----------

TECHNOLOGY                                     17.2%
  3Com Corp.                                                                        354,600       2,262,348
  ADC Telecommunications, Inc. *                                                  1,120,100       5,152,460
  Altera Corp. *                                                                    331,800       7,040,796
  Autodesk, Inc.                                                                    694,600      25,887,742
  Cadence Design Systems, Inc. *                                                    786,900      17,248,848
  Conexant Systems, Inc. *                                                          510,598       7,332,187
  EMC Corp.                                                                         473,200       6,359,808
  Gateway, Inc. *                                                                   682,400       5,486,496
  Keane, Inc. *                                                                     859,900      15,503,997
  KLA-Tencor Corp. *                                                                130,500       6,467,580
  Micron Technology, Inc. *                                                         422,600      13,100,600
  Palm, Inc. *                                                                      756,945       2,936,947
  PeopleSoft, Inc. *                                                                718,200      28,871,640
  VERITAS Software Corp. *                                                          130,789       5,863,271
                                                                                                 ----------

                                                                                                149,514,720
                                                                                                 ----------

TRANSPORTATION                                  1.5%
  FedEx Corp. *                                                                     261,100      13,545,868
                                                                                                 ----------

UTILITIES                                       3.3%
  El Paso Corp.                                                                     406,000      18,111,660
  Mirant Corp. *                                                                    651,000      10,429,020
                                                                                                 ----------

                                                                                                 28,540,680
                                                                                                 ----------

TOTAL COMMON STOCKS
(COST: $802,013,488)                                                                            857,590,353
                                                                                                 ----------

INVESTMENT COMPANY:                             1.5%

  SSgA Prime Money Market Fund                                                   12,777,202      12,777,202
                                                                                                 ----------

TOTAL INVESTMENT COMPANY
(COST: $12,777,202)                                                                              12,777,202
                                                                                                 ----------

TOTAL INVESTMENTS                              99.9%                                            870,367,555
(COST: $814,790,690**)
NET OTHER ASSETS AND LIABILITIES                0.1%                                                743,606
                                           ----------                                          ------------

TOTAL NET ASSETS  - 100.00%                   100.0%                                           $871,111,161
                                           ----------                                          ------------
                                           ----------                                          ------------

  *Non-income producing.

**At December 31, 2001, the cost of securities for federal tax purposes was $814,955,120. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation................................$151,239,757
      Gross unrealized depreciation................................(95,827,322)
                                                                   -----------

      Net unrealized appreciation..................................$55,412,435
                                                                   -----------
                                                                   -----------

ADR   American Depository Receipt.
PLC   Public Limited Company.

See accompanying notes to financial statements.

                               MID-CAP STOCK FUND
                             Schedule of Investments
                                December 31, 2001

                                               % Net                                                 Value
                                              Assets                                  Shares       (Note 2)
                                              ------                                  ------       --------
COMMON STOCKS:                                 96.8%

BASIC MATERIALS                                 4.9%
  Air Products & Chemicals, Inc.                                                     17,600     $   825,616
  Freeport-McMoRan Copper & Gold, Inc., Class B *                                    24,700         330,733
  Martin Marietta Materials, Inc.                                                     6,700         312,220
  Mead Corp.                                                                         28,200         871,098
  Sigma-Aldrich Corp.                                                                20,000         788,200
  Stillwater Mining Co. *                                                            11,100         205,350
  Universal Corp.                                                                    11,100         404,151
  Westvaco Corp.                                                                     50,100       1,425,345
                                                                                                 ----------

                                                                                                  5,162,713
                                                                                                 ----------

CAPITAL GOODS                                  12.1%
  Albany International Corp., Class A                                                14,200         308,140
  Avery Dennison Corp.                                                               29,000       1,639,370
  Black Box Corp.                                                                     5,700         301,416
  Carlisle Cos., Inc.                                                                 9,300         343,914
  Curtiss-Wright Corp., Class B                                                       2,000          93,000
  Curtiss-Wright Corp.                                                                4,800         229,200
  Danaher Corp.                                                                      25,000       1,507,750
  Eaton Corp.                                                                        21,200       1,577,492
  Graco, Inc.                                                                         4,350         169,867
  Granite Construction, Inc.                                                         12,900         310,632
  Ingersoll-Rand Co.                                                                 37,000       1,546,970
  Kadant, Inc. *                                                                     15,500         224,750
  Liqui-Box Corp.                                                                     4,600         189,750
  Molex, Inc.                                                                        13,600         420,920
  Parker-Hannifin Corp.                                                              36,000       1,652,760
  Quixote Corp.                                                                      17,700         336,300
  Republic Services, Inc., Class A *                                                 46,000         918,620
  Teleflex, Inc.                                                                      4,200         198,702
  Trex Co., Inc. *                                                                   16,000         303,840
  United Stationers, Inc. *                                                          13,500         454,275
                                                                                                 ----------

                                                                                                 12,727,668
                                                                                                 ----------

COMMUNICATION SERVICES                          1.1%
  Telephone & Data Systems, Inc.                                                     13,000       1,166,750
                                                                                                 ----------

CONSUMER CYCLICAL                              10.6%
  Belo Corp., Class A                                                                86,000       1,612,500
  Ethan Allen Interiors, Inc.                                                        48,900       2,033,751
  Gentex Corp. *                                                                      7,300         195,129
  Guitar Center, Inc. *                                                              23,400         319,176
  Hibbett Sporting Goods, Inc. *                                                     12,800         387,840
  Hughes Supply, Inc.                                                                 7,300         225,351
  Interpublic Group of Companies, Inc.                                               39,800       1,175,692
  J. Jill Group, Inc. *                                                              21,600         465,048
  Lancaster Colony Corp.                                                             11,900         422,569
  Linens 'n Things, Inc. *                                                           38,100         971,550
  RadioShack Corp.                                                                   35,900       1,080,590
  Simpson Manufacturing Co., Inc. *                                                   5,100         292,230
  Toys "R" Us, Inc. *                                                                68,400       1,418,616
  Tractor Supply Co. *                                                               12,000         408,960
  Wilsons The Leather Experts, Inc. *                                                15,450         176,285
                                                                                                 ----------

                                                                                                 11,185,287
                                                                                                 ----------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                               % Net                                                 Value
                                              Assets                                  Shares       (Note 2)
                                              ------                                  ------       --------
CONSUMER STAPLES                               10.2%
  Adelphia Communications Corp., Class A                                             29,300     $   913,574
  Applebee's International, Inc.                                                      8,150         278,730
  CEC Entertainment, Inc. *                                                           6,000         260,340
  Charter Communications, Inc., Class A *                                            81,200       1,334,116
  Hain Celestial Group, Inc. *                                                       87,700       2,408,242
  Manpower, Inc.                                                                     73,000       2,460,830
  McCormick & Co., Inc.                                                              20,500         860,385
  Outback Steakhouse, Inc. *                                                         51,600       1,767,300
  Riviana Foods, Inc.                                                                13,300         236,075
  Sensient Technologies Corp.                                                        12,000         249,720
                                                                                                 ----------

                                                                                                 10,769,312
                                                                                                 ----------

ENERGY                                          4.8%
  BJ Services Co. *                                                                  40,800       1,323,960
  CARBO Ceramics, Inc.                                                                6,700         262,372
  ENSCO International, Inc.                                                          46,300       1,150,555
  Patina Oil & Gas Corp.                                                             10,100         277,750
  Petroleum Geo-Services ASA (PGS), ADR *                                            91,100         725,156
  Smith International, Inc. *                                                        18,800       1,008,056
  St. Mary Land & Exploration Co.                                                    12,500         264,875
                                                                                                 ----------

                                                                                                  5,012,724
                                                                                                 ----------

FINANCE                                        18.4%
  AMB Property Corp.                                                                 10,700         278,200
  Ambac Financial Group, Inc.                                                        34,000       1,967,240
  American Capital Strategies, Ltd.                                                   6,700         189,945
  American Financial Holdings, Inc.                                                   7,300         185,493
  Annaly Mortgage Management, Inc.                                                   18,900         302,400
  Annuity and Life Re (Holdings), Ltd.                                               10,700         268,677
  Anthracite Capital, Inc.                                                           16,600         182,434
  Arden Realty, Inc.                                                                  8,600         227,900
  Associated Banc-Corp.                                                              35,140       1,240,090
  Bank of Bermuda, Ltd., ADR                                                         11,500         517,500
  Bank of Bermuda, Ltd.                                                                 220          10,667
  Bear Stearns Cos., Inc.                                                            24,000       1,407,360
  CNA Financial Corp. *                                                              42,040       1,226,307
  Compass Bancshares, Inc.                                                           32,100         908,430
  Financial Federal Corp. *                                                           7,700         240,625
  First Tennessee National Corp.                                                     36,500       1,323,490
  Getty Realty Corp.                                                                 17,900         337,415
  Hibernia Corp., Class A                                                            45,200         804,108
  IPC Holdings, Ltd.                                                                 11,100         328,560
  Liberty Property Trust                                                             10,600         316,410
  Marshall & Ilsley Corp.                                                            21,300       1,347,864
  MGIC Investment Corp.                                                              21,000       1,296,120
  Mid-Atlantic Realty Trust                                                          12,500         194,375
  Pacific Century Financial Corp.                                                    19,400         502,266
  Principal Financial Group, Inc. *                                                   5,900         141,600
  Prudential Financial, Inc. *                                                        1,600          53,104
  Radian Group, Inc.                                                                 30,000       1,288,500
  RAIT Investment Trust                                                              15,400         251,020
  Reckson Assoc. Realty Corp.                                                        11,800         275,648
  Reinsurance Group of America, Inc.                                                 12,000         399,360
  Sky Financial Group, Inc.                                                          20,000         406,800
  TCF Financial Corp.                                                                18,400         882,832
  Universal American Financial Corp. *                                               28,500         193,515
                                                                                                 ----------

                                                                                                 19,496,255
                                                                                                 ----------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                               % Net                                                 Value
                                              Assets                                  Shares       (Note 2)
                                              ------                                  ------       --------
HEALTHCARE                                     10.7%
  AMERIGROUP Corp. *                                                                  8,900     $   194,020
  Apogent Technologies, Inc. *                                                       54,500       1,406,100
  Biogen, Inc. *                                                                     17,500       1,003,625
  Celgene Corp. *                                                                    30,800         983,136
  Chiron Corp. *                                                                     16,500         723,360
  CorVel Corp. *                                                                      6,350         207,963
  DENTSPLY International, Inc.                                                        5,600         281,120
  ICN Pharmaceuticals, Inc.                                                          54,400       1,822,400
  IDEXX Laboratories, Inc. *                                                         42,500       1,211,675
  Ocular Sciences, Inc. *                                                             9,900         230,670
  Omnicare, Inc.                                                                     70,100       1,744,088
  Orthofix International N.V. *                                                       4,500         166,961
  PolyMedica Corp. *                                                                 13,100         217,460
  Varian Medical Systems, Inc. *                                                     11,800         840,868
  Young Innovations, Inc. *                                                          11,400         295,830
                                                                                                 ----------

                                                                                                 11,329,276
                                                                                                 ----------

TECHNOLOGY                                     15.1%
  Affiliated Computer Services, Inc., Class A *                                       8,900         944,557
  Andrew Corp. *                                                                     60,600       1,326,534
  ANSYS, Inc. *                                                                      15,000         369,750
  Arrow Electronics, Inc. *                                                          42,100       1,258,790
  Atmel Corp. *                                                                      93,700         690,569
  ATMI, Inc. *                                                                       45,000       1,073,250
  Axcelis Technologies, Inc. *                                                       54,385         701,022
  Cable Design Technologies Corp. *                                                  31,050         424,764
  Handspring, Inc. *                                                                 47,900         322,846
  Investment Technology Group, Inc. *                                                 6,700         261,769
  LSI Logic Corp. *                                                                  58,100         916,818
  Maxtor Corp. *                                                                     32,308         204,833
  McDATA Corp., Class B *                                                            37,400         939,114
  Pericom Semiconductor Corp. *                                                      20,100         291,450
  Quantum Corp. - DLT & Storage Systems *                                            41,200         405,820
  Storage Technology Corp. *                                                         37,600         777,192
  StorageNetworks, Inc. *                                                            37,100         229,278
  SunGard Data Systems, Inc. *                                                       47,900       1,385,747
  Synopsys, Inc. *                                                                   24,500       1,447,215
  Teradyne, Inc. *                                                                   27,800         837,892
  Varian Semiconductor Equipment, Inc. *                                             32,600       1,127,634
                                                                                                 ----------

                                                                                                 15,936,844
                                                                                                 ----------

TRANSPORTATION                                  1.0%
  Airborne, Inc.                                                                     32,000         474,560
  Genesee & Wyoming, Inc., Class A *                                                  8,900         290,585
  USFreightways Corp.                                                                 9,500         298,300
                                                                                                 ----------

                                                                                                  1,063,445
                                                                                                 ----------

UTILITIES                                       7.9%
  Alliant Energy Corp.                                                               30,000         910,800
  Cleco Corp.                                                                        55,000       1,208,350
  Constellation Energy Group, Inc.                                                   47,000       1,247,850
  Hawaiian Electric Industries, Inc.                                                  7,800         314,184
  MDU Resources Group, Inc.                                                           4,400         123,860
  Peoples Energy Corp.                                                               10,500         398,265
  PPL Corp.                                                                          32,000       1,115,200
  Questar Corp.                                                                      14,600         365,730
  UtiliCorp United, Inc.                                                             48,000       1,208,160
  WGL Holdings, Inc.                                                                  9,400         273,258
  Wisconsin Energy Corp.                                                             50,000       1,128,000
                                                                                                 ----------

                                                                                                  8,293,657
                                                                                                 ----------

TOTAL COMMON STOCKS
(COST: $90,102,162)                                                                             102,143,931
                                                                                                 ----------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                % Net      Coupon      Maturity      Par Amount/     Value
                                               Assets       Rate         Date          Shares      (Note 2)
                                               ------       ----         ----          ------      --------

CONVERTIBLE BONDS:                              0.1%

BASIC MATERIALS                                 0.1%
  Freeport-McMoRan Copper & Gold, Inc. (C)                 8.250%       01/31/06   $   50,000  $     60,188
                                                                                                 ----------

TOTAL CONVERTIBLE BONDS
(COST: $50,000)                                                                                      60,188
                                                                                                 ----------

INVESTMENT COMPANY:                             2.9%

  SSgA Prime Money Market Fund                                                      3,021,747     3,021,747
                                                                                                 ----------

TOTAL INVESTMENT COMPANY
(COST: $3,021,747)                                                                                3,021,747
                                                                                                 ----------

TOTAL INVESTMENTS                              99.8%                                            105,225,866
(COST: $93,173,909**)
NET OTHER ASSETS AND LIABILITIES                0.2%                                                188,057
                                           ----------                                          ------------

TOTAL NET ASSETS                              100.0%                                           $105,413,923
                                           ----------                                          ------------
                                           ----------                                          ------------

  *Non-income producing.

**At December 31, 2001, the cost of securities for federal tax purposes was $93,210,756. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

        Gross unrealized appreciation...............................$14,806,377
        Gross unrealized depreciation............................... (2,791,267)
                                                                     ----------

        Net unrealized appreciation.................................$12,015,110
                                                                     ----------
                                                                     ----------

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR     American Depository Receipt.

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                      Statements of Assets and Liabilities
                                December 31, 2001

                                    Money                                            Growth and          Capital           Mid-Cap
                                   Market            Bond            Balanced          Income         Appreciation          Stock
Assets:                             Fund             Fund              Fund          Stock Fund        Stock Fund           Fund
                                    ----             ----              ----          ----------        ----------           ----
Investments in securities,
at value (note 2) - see
  accompanying schedule*       $178,229,123      $380,160,293     $674,779,920    $1,029,240,591      $870,367,555     $105,225,866

Cash                                     --                --               --                --                --           16,568

Foreign currency**                       --                --               --                --                --            9,704

Collateral held for securities
  on loan, at value                      --        52,533,738       46,951,496        18,565,712        35,981,522       17,879,339

Receivables
  Investment securities sold             --                --               --                --                --          118,408

  Fund shares sold                  447,264           471,438          942,335         1,168,981           685,417          151,426

  Dividends and interest            656,604         4,392,224        4,239,243         1,790,538           654,743          123,181
                               ------------      ------------     ------------      ------------     -------------     ------------

    Total assets                179,332,991       437,557,693      726,912,994     1,050,765,822       907,689,237      123,524,492
                               ------------      ------------     ------------      ------------     -------------     ------------

Liabilities:

Payable for investment
  securities purchased            5,000,000                --               --                --                --          137,656

Payable upon return of
  securities loaned                      --        52,533,738       46,951,496        18,565,712        35,981,522       17,879,339

 Accrued management fees             66,285           178,019          396,869           517,528           576,867           86,163

Accrued expenses and
  other payables                      6,064             9,309           16,903            27,728            19,687            7,411
                               ------------      ------------     ------------      ------------     -------------     ------------

    Total liabilities             5,072,349        52,721,066       47,365,268        19,110,968        36,578,076       18,110,569
                               ------------      ------------     ------------      ------------     -------------     ------------

Net assets applicable to
  outstanding capital stock    $174,260,642      $384,836,627     $679,547,726    $1,031,654,854      $871,111,161     $105,413,923
                               ------------      ------------     ------------      ------------     -------------     ------------
                               ------------      ------------     ------------      ------------     -------------     ------------

Represented by:

  Capital stock and additional
   paid-in capital
   (capital par value $.01)    $174,260,642      $388,002,866     $629,155,600      $922,372,964      $815,427,457      $91,416,853

  Accumulated undistributed (over-
   distributed) net investment income    --                --               --                --            51,228               --

  Accumulated net realized gain
   (loss) on investments and foreign
   currency related transactions         --        (7,869,400)           9,569          (155,274)           55,611        1,945,259

  Unrealized appreciation
   (depreciation) on investments
   (including appreciation
   (depreciation) on foreign
   currency related transactions)        --         4,703,161       50,382,557       109,437,164        55,576,865       12,051,811
                               ------------      ------------     ------------      ------------     -------------     ------------

Total net assets - representing
  net assets applicable to
  outstanding capital stock    $174,260,642      $384,836,627     $679,547,726    $1,031,654,854      $871,111,161     $105,413,923
                               ------------      ------------     ------------      ------------     -------------     ------------
                               ------------      ------------     ------------      ------------     -------------     ------------

Number of Class Z Shares
  issued and outstanding (note 6)174,260,642       37,740,796       36,883,389        35,909,046        42,085,393        7,561,401
                               ------------      ------------     ------------      ------------     -------------     ------------
                               ------------      ------------     ------------      ------------     -------------     ------------

Net asset value per share of
  outstanding capital stock
  (note 2)                            $1.00            $10.20           $18.42            $28.73            $20.70           $13.94
                               ------------      ------------     ------------      ------------     -------------     ------------
                               ------------      ------------     ------------      ------------     -------------     ------------

*Cost of Investments           $178,229,123      $375,457,132     $624,397,363      $919,803,427      $814,790,690      $93,173,909
                               ------------      ------------     ------------      ------------     -------------     ------------

**Cost of Foreign Currency$               --$               --$               --$               --$               --         $9,753
                               ------------      ------------     ------------      ------------     -------------     ------------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                            Statements of Operations
                          Year Ended December 31, 2001

                                  Money                                            Growth and          Capital          Mid-Cap
                                 Market            Bond            Balanced          Income         Appreciation         Stock
                                  Fund             Fund              Fund          Stock Fund        Stock Fund          Fund
                                  ----             ----              ----          ----------        ----------          ----
Investment income (note 2):
  Interest income             $5,240,409       $21,795,088      $20,102,166        $1,562,322       $1,265,884          $103,227

  Dividend income                     --                --        4,598,228        15,965,828        6,542,218         1,051,091

  Less: Foreign taxes withheld        --                --          (29,656)         (115,868)         (20,268)               --

  Securities lending income           --            48,788           52,992            27,763           86,133            16,527
                              ----------       -----------     ------------      ------------     ------------       -----------

    Total income               5,240,409        21,843,876       24,723,730        17,440,045        7,873,967         1,170,845
                              ----------       -----------     ------------      ------------     ------------       -----------

Expenses (notes 2 and 5):

  Management fees                594,691         1,858,345        4,627,267         6,348,469        6,985,661           832,565

  Trustees' fees                   1,299             1,299            1,299             1,299            1,299             1,299

  Audit fees                       5,855             9,099           12,593            17,308           15,045             7,201
                              ----------       -----------     ------------      ------------     ------------       -----------

    Total expenses               601,845         1,868,743        4,641,159         6,367,076        7,002,005           841,065
                              ----------       -----------     ------------      ------------     ------------       -----------

Net investment income          4,638,564        19,975,133       20,082,571        11,072,969          871,962           329,780
                              ----------       -----------     ------------      ------------     ------------       -----------

Realized and unrealized gain (loss) on investments (note 2):

  Net realized gain (loss) on
   investments (including net
   realized gain (loss) on
   foreign currency related
   transactions                       --         7,399,509       10,488,964         8,813,414       64,777,643         5,072,820

  Net change in unrealized
   appreciation (depreciation)
   on investments (including
   net unrealized appreciation
   (depreciation) on foreign
   currency related transactions)     --        (1,468,370)     (51,872,126)     (146,866,190)    (152,768,509)        4,001,922
                              ----------       -----------     ------------      ------------     ------------       -----------

Net gain (loss) on investments        --         5,931,139      (41,383,162)     (138,052,776)     (87,990,866)        9,074,742
                              ----------       -----------     ------------      ------------     ------------       -----------

Net increase (decrease) in net
  assets resulting from operations$4,638,564   $25,906,272     ($21,300,591)    ($126,979,807)    ($87,118,904)       $9,404,522
                              ----------       -----------      -----------      ------------     ------------       -----------
                              ----------       -----------      -----------      ------------     ------------       -----------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                       Statements of Changes in Net Assets
                             Year Ended December 31

                                             MONEY MARKET FUND                               BOND FUND
Operations:                               2001              2000                      2001              2000
           -------------------------------------------------------------------------------------------------
  Net investment income                $4,638,564       $4,975,801                $19,975,133      $19,356,204

  Net realized gain (loss) on
   investments                                 --               --                  7,399,509       (7,340,886)

  Net change in unrealized appreciation
   or depreciation on investments              --               --                 (1,468,370)      10,096,815
                                      -----------      -----------                -----------      -----------

   Change in net assets from
    operations                          4,638,564        4,975,801                 25,906,272       22,112,133
                                      -----------      -----------                -----------      -----------

Distributions to shareholders:

  From net investment income           (4,638,564)      (4,975,801)               (19,943,110)     (19,362,013)

  Return of capital                            --               --                 (7,540,000)              --
                                      -----------      -----------                -----------      -----------

   Change in net assets from
    distributions                      (4,638,564)      (4,975,801)               (27,483,110)     (19,362,013)
                                      -----------      -----------                -----------      -----------

Class Z Share transactions (note 6):

  Proceeds from sale of shares         98,602,702       60,038,923                 72,307,161       38,753,421

  Net asset value of shares issued in
   reinvestment of distributions        4,638,564        4,975,393                 27,483,110       19,362,013
                                      -----------      -----------                -----------      -----------

                                      103,241,266       65,014,316                 99,790,271       58,115,434

  Cost of shares repurchased          (22,340,019)     (54,300,896)               (13,026,385)     (11,701,201)
                                      -----------      -----------                -----------      -----------

   Change in net assets derived from
    capital share transactions         80,901,247       10,713,420                 86,763,886       46,414,233
                                      -----------      -----------                -----------      -----------

Increase in net assets                 80,901,247       10,713,420                 85,187,048       49,164,353

Net assets:

  Beginning of year                    93,359,395       82,645,975                299,649,579      250,485,226
                                      -----------      -----------                -----------      -----------

  End of year                        $174,260,642      $93,359,395               $384,836,627     $299,649,579
                                      -----------      -----------                -----------      -----------
                                      -----------      -----------                -----------      -----------

Undistributed net investment
  income included in net assets$               -- $             --         $               --         $217,330
                                      -----------      -----------                -----------      -----------
                                      -----------      -----------                -----------      -----------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 Statements of Changes in Net Assets (Continued)
                             Year Ended December 31

                                               BALANCED FUND                       GROWTH AND INCOME STOCK FUND
Operations:                               2001              2000                      2001              2000
           -------------------------------------------------------------------------------------------------
  Net investment income               $20,082,571      $20,896,178                $11,072,969      $11,290,790

  Net realized gain (loss) on
   investments                         10,488,964       17,327,284                  8,813,414       19,052,256

  Net change in unrealized
   depreciation on investments        (51,872,126)     (14,630,275)              (146,866,190)     (21,959,986)
                                      -----------      -----------              -------------    -------------

   Change in net assets from
    operations                        (21,300,591)      23,593,187               (126,979,807)       8,383,060
                                      -----------      -----------              -------------    -------------

Distributions to shareholders:

  From net investment income          (20,072,820)     (21,000,220)               (11,155,770)     (11,404,836)

  From realized gains on investments  (27,711,688)      (3,416,124)               (27,651,427)      (4,123,478)

  Return of capital                            --               --                   (181,095)              --
                                      -----------      -----------              -------------    -------------

   Change in net assets from
    distributions                     (47,784,508)     (24,416,344)               (38,988,292)     (15,528,314)
                                      -----------      -----------              -------------    -------------

Class Z Share transactions (note 6):

  Proceeds from sale of shares         52,905,745       59,827,739                 41,311,481       76,940,918

  Net asset value of shares issued in
   reinvestment of distributions       47,784,508       24,416,344                 38,988,292       15,528,314
                                      -----------      -----------              -------------    -------------

                                      100,690,253       84,244,083                 80,299,773       92,469,232

  Cost of shares repurchased          (20,421,835)     (18,192,216)               (49,310,668)     (17,020,226)
                                      -----------      -----------              -------------    -------------

   Change in net assets derived from
    capital share transactions         80,268,418       66,051,867                 30,989,105       75,449,006
                                      -----------      -----------              -------------    -------------

Increase in net assets                 11,183,319       65,228,710               (134,978,994)      68,303,752

Net assets:

  Beginning of year                   668,364,407      603,135,697              1,166,633,848    1,098,330,096
                                      -----------      -----------              -------------    -------------

  End of year                        $679,547,726     $668,364,407             $1,031,654,854   $1,166,633,848
                                      -----------      -----------              -------------    -------------
                                      -----------      -----------              -------------    -------------

Undistributed net investment
  income included in net assets$               --         $180,854      $                  --          $74,387
                                      -----------      -----------              -------------    -------------
                                      -----------      -----------              -------------    -------------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 Statements of Changes in Net Assets (Continued)
                             Year Ended December 31

                                           CAPITAL APPRECIATION
                                                STOCK FUND                              MID-CAP STOCK FUND
Operations:                               2001              2000                      2001              2000
           -------------------------------------------------------------------------------------------------
  Net investment income                  $871,962    $     705,092                   $329,780      $   103,300

  Net realized gain on
   investments                         64,777,643       58,423,968                  5,072,820        4,085,223

  Net change in unrealized
   depreciation on investments       (152,768,509)     (23,591,618)                 4,001,922        5,697,011
                                    -------------    -------------               ------------     ------------

   Change in net assets from
    operations                        (87,118,904)      35,537,442                  9,404,522        9,885,534
                                    -------------    -------------               ------------     ------------

Distributions to shareholders:

  From net investment income             (879,381)        (706,275)                  (787,130)         (96,979)

  From relized gains on investments  (123,153,968)      (9,194,838)                (6,769,585)         (25,758)
                                    -------------    -------------               ------------     ------------

   Change in net assets from
    distributions                    (124,033,349)      (9,901,113)                (7,556,715)        (122,737)
                                    -------------    -------------               ------------     ------------

Class Z Share transactions (note 6):

  Proceeds from sale of shares         51,760,280       85,683,103                 33,061,606       32,469,107

  Net asset value of shares issued in
   reinvestment of distributions      124,033,349        9,901,113                  7,556,715          122,737
                                    -------------    -------------               ------------     ------------

                                      175,793,629       95,584,216                 40,618,321       32,591,844

  Cost of shares repurchased          (18,429,384)     (35,455,171)                (1,789,194)      (4,097,080)
                                    -------------    -------------               ------------     ------------

   Change in net assets derived from
    capital share transactions        157,364,245       60,129,045                 38,829,127       28,494,764
                                    -------------    -------------               ------------     ------------

Increase (decrease) in net assets     (53,788,008)      85,765,374                 40,676,934       38,257,561

Net assets:

  Beginning of year                   924,899,169      839,133,795                 64,736,989       26,479,428
                                    -------------    -------------               ------------     ------------

  End of year                        $871,111,161     $924,899,169               $105,413,923      $64,736,989
                                    -------------    -------------               ------------     ------------
                                    -------------    -------------               ------------     ------------

Undistributed net investment
  income included in net assets           $51,228          $66,615          $              --          $10,800
                                    -------------    -------------               ------------     ------------
                                    -------------    -------------               ------------     ------------

See accompanying notes to financial statements.

                                MONEY MARKET FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period):  2001              2000             1999              1998             1997
                                                ----------------------------------------------------------------------------

Net Asset Value, Beginning of Period              $1.00             $1.00            $1.00             $1.00            $1.00
                                                ------------------------------------------------------------------------------

  Income from Investment Operations

   Net Investment Income*                          0.04              0.06             0.05              0.05             0.05
                                                ------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.04)            (0.06)           (0.05)            (0.05)           (0.05)
                                                ------------------------------------------------------------------------------

Net Asset Value, End of Period                    $1.00             $1.00            $1.00             $1.00            $1.00
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

Total Return**                                    3.79%             5.86%            4.69%             5.00%             5.01%
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $174,261           $93,359          $82,646           $56,416           $41,170

Ratio of Expenses to Average Net Assets***        0.46%             0.46%            0.45%             0.45%             0.50%

Ratio of Net Investment Income to Average
  Net Assets                                      3.51%             5.88%            4.72%             4.99%             5.05%

                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

The "seven-day current" yield on December 31, 2001, was 1.80% (unaudited) and the "effective" yield was 1.81% (unaudited).

    *Based on average shares outstanding during year.

  **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.51% for 1997.

See accompanying notes to financial statements.

                                    BOND FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period):  2001              2000             1999              1998             1997
                                                ------------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $10.15            $10.05           $10.57            $10.54           $10.33
                                                ------------------------------------------------------------------------------

  Income from Investment Operations

   Net Investment Income*                          0.62              0.71             0.62              0.63             0.54

   Net Realized and Unrealized Gain (Loss)         0.23              0.08            (0.54)             0.02             0.20
                                                ------------------------------------------------------------------------------

  Total from Investment Operations                 0.85              0.79             0.08              0.65             0.74
                                                ------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.59)            (0.69)           (0.60)            (0.62)           (0.51)

   Distributions from Net Realized Gains           --                --               --                --              (0.02)

   Return of Capital                              (0.21)             --               --                --               --
                                                ------------------------------------------------------------------------------

  Total Distributions                             (0.80)            (0.69)           (0.60)            (0.62)           (0.53)
                                                ------------------------------------------------------------------------------

Net Asset Value, End of Period                   $10.20            $10.15           $10.05            $10.57           $10.54
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

Total Return**                                    8.32%             8.11%            0.73%             6.18%             7.45%
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $384,837          $299,650         $250,485          $228,281          $188,840

Ratio of Expenses to Average Net Assets***         0.55%             0.55%             0.55%            0.55%             0.56%

Ratio of Net Investment Income to Average
  Net Assets                                       5.91%             6.98%             5.92%            5.94%             6.50%

Portfolio Turnover Rate                          112.40%           462.98%           713.52%          142.98%            30.71%
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

    *Based on average shares outstanding during year.

  **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.57% for 1997.


See accompanying notes to financial statements.

                                  BALANCED FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period):  2001              2000             1999              1998             1997
                                                ------------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $20.45            $20.44           $18.74            $17.02           $15.29
                                                ------------------------------------------------------------------------------

  Income from Investment Operations

   Net Investment Income*                          0.58              0.68             0.56              0.57             0.62

   Net Realized and Unrealized Gain (Loss)        (1.23)             0.11             2.14              1.72             1.93
                                                ------------------------------------------------------------------------------

  Total from Investment Operations                (0.65)             0.79             2.70              2.29             2.55
                                                ------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.57)            (0.67)           (0.53)            (0.57)           (0.63)

   Distributions from Net Realized Gains          (0.81)            (0.11)           (0.47)             --              (0.19)
                                                ------------------------------------------------------------------------------

  Total Distributions                             (1.38)            (0.78)           (1.00)            (0.57)           (0.82)
                                                ------------------------------------------------------------------------------

Net Asset Value, End of Period                   $18.42            $20.45           $20.44            $18.74           $17.02
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

Total Return**                                  (3.07%)             3.86%           14.49%            13.40%            16.87%
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $679,548          $668,364         $603,136          $449,992          $309,804

Ratio of Expenses to Average Net Assets***         0.70%             0.70%            0.70%             0.70%            0.68%

Ratio of Net Investment Income to Average
  Net Assets                                       3.04%             3.27%            2.83%             3.20%            3.81%

Portfolio Turnover Rate                           51.80%           193.97%          269.00%            78.71%           21.15%

                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

    *Based on average shares outstanding during year.

  **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.69% for 1997.


See accompanying notes to financial statements.

                          GROWTH AND INCOME STOCK FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period):  2001              2000             1999              1998             1997
                                                ------------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $33.41            $33.58           $30.56            $27.20           $21.32
                                                ------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income*                             0.31              0.33             0.34              0.34             0.31

Net Realized and Unrealized Gain (Loss)           (3.88)            (0.05)            5.12              4.52             6.36
                                                ------------------------------------------------------------------------------

Total from Investment Operations                  (3.57)             0.28             5.46              4.86             6.67
                                                ------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.31)            (0.33)           (0.32)            (0.34)           (0.32)

   Distributions from Net Realized Gains          (0.79)            (0.12)           (2.12)            (1.16)           (0.47)

   Return of Capital                              (0.01)             --               --                --               --
                                                ------------------------------------------------------------------------------

  Total Distributions                             (1.11)            (0.45)           (2.44)            (1.50)           (0.79)
                                                ------------------------------------------------------------------------------

Net Asset Value, End of Period                   $28.73            $33.41           $33.58            $30.56           $27.20
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

Total Return**                                 (10.71%)             0.82%           17.95%            17.92%            31.42%
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)     $1,031,655        $1,166,634       $1,098,330          $833,174          $590,135

Ratio of Expenses to Average Net Assets***         0.60%             0.60%            0.60%             0.60%            0.61%

Ratio of Net Investment Income to Average
  Net Assets                                       1.05%             0.98%            0.99%             1.17%            1.39%

Portfolio Turnover Rate                           20.76%            21.08%           20.13%            17.69%           20.39%

                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

    *Based on average shares outstanding during year.

  ** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.61% for 1997.

See accompanying notes to financial statements.

                         CAPITAL APPRECIATION STOCK FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period):  2001              2000             1999              1998             1997
                                                ------------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $26.39            $25.59           $22.19            $18.85           $14.60
                                                ------------------------------------------------------------------------------
  Income from Investment Operations

   Net Investment Income*                          0.02              0.02             0.02              0.06             0.07

   Net Realized and Unrealized Gain (Loss)        (2.37)             1.08             5.55              3.87             4.52
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                (2.35)             1.10             5.57              3.93             4.59
                                                ------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.02)            (0.02)           (0.02)            (0.06)           (0.07)

   Distributions from Net Realized Gains          (3.32)            (0.28)           (2.15)            (0.53)           (0.27)
                                                ------------------------------------------------------------------------------

  Total Distributions                             (3.34)            (0.30)           (2.17)            (0.59)           (0.34)
                                                ------------------------------------------------------------------------------

Net Asset Value, End of Period                   $20.70            $26.39           $25.59            $22.19            $18.85
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

Total Return**                                  (9.11%)             4.28%           25.19%            20.90%            31.57%
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $871,111          $924,899         $839,134          $630,373          $456,194

Ratio of Expenses to Average Net Assets***         0.80%             0.80%            0.80%             0.80%            0.82%

Ratio of Net Investment Income to Average
  Net Assets                                       0.10%             0.08%            0.10%             0.31%            0.70%

Portfolio Turnover Rate                           27.59%            26.77%           38.38%            18.67%           17.06%

                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

    *Based on average shares outstanding during year.

  **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.83% for 1997.

See accompanying notes to financial statements.

                               MID-CAP STOCK FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period)   2001              2000             19991
                                               -------------------------------------------

Net Asset Value, Beginning of Period             $13.77            $11.15           $10.00
                                               -------------------------------------------

  Income from Investment Operations

   Net Investment Income*                          0.05              0.03             0.03

   Net Realized and Unrealized Gain                1.39              2.62             1.34
                                               -------------------------------------------

  Total from Investment Operations                 1.44              2.65             1.37
                                               -------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.11)            (0.02)           (0.02)

   Distributions from Net Realized Gains          (1.16)            (0.01)           (0.20)
                                               -------------------------------------------

  Total Distributions                             (1.27)            (0.03)           (0.22)
                                               -------------------------------------------

Net Asset Value, End of Period                   $13.94            $13.77           $11.15
                                               -------------------------------------------
                                               -------------------------------------------

Total Return**                                    11.16%            23.85%           13.68%***
                                               -------------------------------------------
                                               -------------------------------------------

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $105,414           $64,737           $26,479

Ratio of Expenses to Average Net Assets            1.01%             1.01%            1.00%****

Ratio of Net Investment Income to Average
  Net Assets                                       0.40%             0.24%            0.39%****

Portfolio Turnover Rate                           41.94%            51.27%           35.55%

                                               -------------------------------------------
                                               -------------------------------------------

1Commenced operations May 1, 1999.

      *Based on average shares outstanding during period.

    **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  ***Not annualized.

 ****Annualized.

See accompanying notes to financial statements.

                          Notes to Financial Statements

(1)  Description of the Fund

     The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with ten investment portfolios (the "funds"), each with different investment objectives and policies and each having available two separate classes of common stock with a par value of $.01 per share. Only six of the ten investment portfolios are represented in this report. Fund shares are sold and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds.

     Effective May 1, 1997, the shares of each fund were divided into Class Z and Class C Shares. Class Z Shares are offered to all insurance company separate accounts issued by, and all qualified retirement plans sponsored by, CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Life"). Class C Shares are offered to separate accounts of insurance companies other than CUNA Mutual Life, and to qualified retirement plans of companies not affiliated with the Fund or CUNA Mutual Life. Both classes of shares are identical in all respects except that: Class C Shares may be subject to a distribution fee (note 5); each class will have exclusive voting rights with respect to matters that affect just that class; and each class will bear a different name or designation. All income earned and expenses incurred by the funds are borne on a pro-rata basis by each outstanding share of each class based on the daily net asset value of shares of that class. As of December 31, 2001, no Class C Shares have been issued.

(2)  Significant Accounting Policies

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

     (a) Portfolio Valuation

         Securities and other investments are valued as follows: 1) equity securities listed on any U.S. or foreign stock exchange or the ("NASDAQ") are valued at the last sale price on the valuation day; if no sale occurs, equity securities are appraised at their fair values;
         2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day, if no sale occurs, equity securities are appraised at their fair values; 3) debt securities purchased with a remaining maturity of 61 days or more are valued on the basis of evaluated bid price by a pricing service selected by the Fund or on the basis of dealer-supplied quotations; 4) options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded; 5) over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies; 6) forward foreign currency exchange contracts are valued based upon quotations supplied by dealers in such contracts. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate. All other securities are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

     (b) Security Transactions and Investment Income

         Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

     (c) Expenses

         Expenses that are directly related to one fund are charged directly to that fund. Generally, other operating expenses of the funds are prorated to the funds on the basis of relative net assets.

     (d) Repurchase Agreements

         Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

     (e) Foreign Currency Transactions

         The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

         (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

         (2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

         The Mid-Cap Stock Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

         The fund does not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

     (f) Futures Contracts

         The funds (other than the Money Market Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

     (g) Reclassification Adjustments

         Paid-in capital, accumulated undistributed net investment income and accumulated net realized gain (loss) on investments have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for all funds.

     (h) Share Valuation and Dividends to Shareholders

         The net asset value of the shares of each fund is determined daily based on the valuation of the net assets of the funds divided by the number of shares of the fund outstanding. Expenses, including the investment advisory, trustee, audit and distribution fees (note 5), are accrued daily and reduce the net asset value per share.

         Dividends on the Money Market Fund are declared and reinvested daily in additional full and fractional shares. Dividends from the Bond Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund and Mid-Cap Stock Fund are declared and reinvested quarterly in additional full and fractional shares of the respective funds. Distributions of net realized capital gains of these funds, if any, will be declared and reinvested at least annually.

         The funds use the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

         Other investment security transactions are accounted for on a trade date basis. Distributions to shareholders are recorded on the ex-dividend date. Investment income is recorded on the accrual basis. All discounts/premiums are accreted/amortized for financial reporting purposes (See "Change in Accounting Principles" note 3).

     (i) Federal Income Taxes

         Each fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income or excise taxes is recorded.

         The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments, futures and premium on debt securities.

         Distributions to Shareholders

         The tax character of distributions paid during the year ended December 31, 2001 was as follows:

                                             Ordinary Income          Long-Term Capital Gains        Return of Capital

         Money Market                         $  4,638,564              $         --                    $         --
         Bond                                   19,943,110                        --                       7,540,000
         Balanced                               23,960,784                23,823,724                              --
         Growth and Income Stock                14,137,115                24,670,082                         181,095
         Capital Appreciation Stock             16,388,725               107,644,624                              --
         Mid-Cap Stock                           4,720,181                 2,836,534                              --

         Amounts distributable at December 31, 2001, on a tax basis were as follows:

                                       Ordinary Income   Long-Term Capital Gains

         Money Market                   $     --               $    --
         Bond                                 --                    --
         Balanced                             --                11,099
         Growth and Income Stock              --                    --
         Capital Appreciation Stock       51,228               220,041
         Mid-Cap Stock                   953,941               990,383

         At December 31, 2001 the Bond Fund had capital loss carryovers of $241,434 and $7,577,224 expiring in 2007 and 2008, respectively. The carryovers will expire as stated above unless they are offset by subsequent capital gains. To the extent the Bond Fund realizes future capital gains, taxable distributions will be reduced by any unused capital loss carryover.

(3)  Change in Accounting Principles

     In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements for fiscal years beginning December 15, 2000 and requires that investment companies to amortize premiums and discounts on fixed income securities. Prior to the adoption of the provisions of the Guide, the Bond Fund and the Balanced Fund used the straight line method to amortize discount and premium.

     Effective January 1, 2001, the Bond Fund and the Balanced Fund have adopted the provision of the Guide. The effect of adopting and applying the provisions of the Guide has not resulted in adjustments to the funds' net assets reported in the financial statements. Rather, the cumulative effect of the change has been reflected as an adjustment to the amount of amortized cost of debt securities held as of the beginning of the year based on retroactive computation of premium and discount from the initial acquisition date of each security. The effect of the change for the current year on net investment income, net realized and unrealized gains and losses have been reflected in the financial statements.

     For the year ended December 31, 2001, the cumulative effect of these changes for the beginning of the year-ended December 31, 2001 and the effect on the current year are as follows:

                         Cumulative Effect        Effect on Current       Effect on Current       Effect on Current
                           of Change to               Year Net            Year Net Realized       Year Unrealized
                        Cost of Investments       Investment Income          Gain (Loss)             Gain (Loss)
                        -------------------       -----------------          -----------             -----------
     Bond                   $   5,443               $  (7,594)              $   2,181               $   5,413
     Balanced                   5,453                  32,891                 (11,615)                (21,276)

(4)  Purchase and Sales of Investment Securities

     The cost of securities purchased and the proceeds from securities sold (including maturities, excluding short-term) for each fund during the period ended December 31, 2001, were as follows:

                                             U.S. Government Securities                     Other Investment Securities
                                            Purchases            Sales                     Purchases             Sales

     Bond                                $278,499,899         $285,961,297               $175,122,144         $87,131,763
     Balanced                             172,886,778          225,112,413                230,125,794         112,525,033
     Growth and Income Stock                       --                   --                214,748,776         222,917,969
     Capital Appreciation Stock                    --                   --                286,098,088         234,841,557
     Mid-Cap Stock                                 --                   --                 64,322,251          34,220,580

(5)  Transactions with Affiliates

     Fees and Expenses

     The Fund has entered into an investment advisory agreement with MEMBERS Capital Advisors, Inc. (the "Investment Adviser"), an affiliated company. The fees under the agreement, paid monthly, are calculated as a percentage of the average daily net assets for each fund at the following annual rates:

     Money Market                                    0.45%
     Bond                                            0.55%
     Balanced                                        0.70%
     Growth and Income Stock                         0.60%
     Capital Appreciation Stock                      0.80%
     Mid-Cap Stock                                   1.00%

     Under this unified fee structure, the Investment Adviser is responsible for providing or obtaining services and paying certain expenses including custodian fees, transfer agent fees, pricing costs and accounting and legal fees as indicated in the investment advisory agreement.

     The Investment Adviser has entered into a Subadviser Agreement for the management of the investments in the Mid-Cap Stock Fund. The Investment Adviser is solely responsible for the payment of all fees to the Subadviser. The Subadviser for the Mid-Cap Stock Fund is Wellington Management Company, LLP.

     In addition to the unified investment advisory fee and Subadviser Agreements, each fund also pays certain expenses including trustee's fees, brokerage commissions, interest expense, audit fees and other extraordinary expenses.

     Certain officers and trustees of the Fund are also officers of CUNA Mutual Life Insurance Company or MEMBERS Capital Advisors, Inc. During the period ended December 31, 2001, the Fund made no direct payments to its officers and paid trustees' fees of approximately $7,794 to its unaffiliated trustees.

     Distribution Plan

     All shares are distributed through CUNA Brokerage Services, Inc. ("CBSI"), an affiliated company, or other registered broker-dealers authorized by CBSI. Class C Shares may also be subject to an asset-based distribution fee pursuant to Rule 12b-1 under the 1940 Act, equal to not more than 0.25%, on an annual basis, of the average value of the daily net assets of each series of the Fund attributable to Class C Shares on an annual basis.

(6)  Share Activity

     Transactions in Class Z Shares of each fund for the years ended December 31, 2001 and 2000, were as follows:

                                      Money                                            Growth and          Capital           Mid-Cap
                                     Market            Bond            Balanced       Income Stock      Appreciation         Stock
                                      Fund             Fund              Fund             Fund           Stock Fund           Fund
                                      ----             ----              ----             ----           ----------           ----

     Shares outstanding at
          December 31, 1999       82,645,975        24,923,230       29,509,549        32,710,130       32,791,492         2,375,783
                                  ----------         ---------        ---------         ---------        ---------         ---------

     Shares sold                  60,038,923         3,834,672        2,880,460         2,257,894        3,262,738         2,643,175
     Reinvestment dividend shares  4,975,393         1,909,223        1,172,004           446,798          367,118             9,442
     Shares repurchased          (54,300,896)       (1,154,984)        (877,905)         (498,403)      (1,378,448)        (327,296)
                                  ----------         ---------        ---------         ---------        ---------         ---------

     Shares outstanding at
          December 31, 2000       93,359,395        29,512,141       32,684,108        34,916,419       35,042,900         4,701,104
                                  ----------         ---------        ---------         ---------        ---------         ---------

     Shares sold                  98,602,702         6,816,357        2,742,849         1,360,244        2,197,769         2,429,248
     Reinvestment dividend shares  4,638,564         2,653,296        2,556,555         1,337,682        5,693,982           567,792
     Shares repurchased          (22,340,019)       (1,240,998)      (1,100,123)       (1,705,299)        (849,258)        (136,743)
                                  ----------         ---------        ---------         ---------        ---------         ---------

     Shares outstanding at
          December 31, 2001      174,260,642        37,740,796       36,883,389        35,909,046       42,085,393         7,561,401
                                  ----------         ---------        ---------         ---------        ---------         ---------
                                  ----------         ---------        ---------         ---------        ---------         ---------

(7)  Securities Lending

     The funds, excluding the Money Market Fund, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash or other liquid assets at least equal to the value of the securities, which is determined on a daily basis. At December 31, 2001, cash collateral received for funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. The value of the collateral is included within the Statements of Assets and Liabilities as an asset with an offsetting liability. Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statements of Operations. The value of securities on loan at December 31, 2001 is as follows:

                           Value of Securities on Loan

     Bond                                 $51,583,328
     Balanced                              45,621,215
     Growth and Income Stock               17,625,252
     Capital Appreciation Stock            34,409,838
     Mid-Cap Stock                         17,008,146

     The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

(8)  Capital Shares and Affiliated Ownership

     All capital shares outstanding at December 31, 2001 are owned by separate investment accounts of CUNA Mutual Life.

                        Report of Independent Accountants

To the Board of Trustees and Shareholders of Ultra Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund, Bond Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund and Mid-Cap Stock Fund, (six of the portfolios constituting the Ultra Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 8, 2002

Trustees and Officers

                                                                                                     Number of
                               Position(s)                                                          Portfolios       Other
                               Held with      Length of           Principal Occupation During       Overseen in     Outside
     Name, Address and Age      the Fund      Service(1)                  Past Five Years           Fund Complex Directorships(5)
----------------------------  --------------  ---------  ----------------------------------------  ------------  --------------
Michael S. Daubs(2)(3)        Trustee and     1984 -     CUNA Mutual Insurance Society                 19
5910 Mineral Point Road       President       Present    Chief Officer - Investments,
Madison, WI 53705                                        1990 - Present
Age - 58
                                                         CUNA Mutual Life Insurance Company
                                                         Chief Officer - Investments,
                                                         1973 - Present
----------------------------  --------------  ---------  ----------------------------------------  ------------  --------------
Lawrence R. Halverson(2)(4)   Trustee and     1988 -     MEMBERS Capital Advisors, Inc.                19
5910 Mineral Point Road       Vice President  Present    Senior Vice President,
Madison, WI 53705                                        1996 - Present
Age - 56
                                                         CUNA Brokerage Services, Inc.
                                                         President,
                                                         1996 - 1998
----------------------------  --------------  ---------  ----------------------------------------  ------------  --------------
Mary E. Hoffmann(2)           Treasurer       1999 -     MEMBERS Capital Advisors, Inc.                19
5910 Mineral Point Road                       Present    Assistant Vice President - Product
Madison, WI  53705                                       Operations and Finance,
Age - 32                                                 2001 - Present
                                                         Product Operations and Finance Manager,
                                                         1998 - 2001

                                                         CUNA Mutual Insurance Society
                                                         Investment Accounting Supervisor,
                                                         1996 - 1998
----------------------------  --------------  ---------  ----------------------------------------  ------------  --------------
Thomas J. Merfeld(2)          Secretary       1999 -     MEMBERS Capital Advisors, Inc.                10
5910 Mineral Point Road                       Present    Vice President - Asset Liability
Madison, WI  53705                                       Management, 1994 - Present
Age - 45
                                                         Savers Life Insurance Company
                                                         Vice President and Chief Financial
                                                         Officer, 1990 - 1994
----------------------------  --------------  ---------  ----------------------------------------  ------------  --------------

Dan Owens(2)                  Assistant       2001 -     MEMBERS Capital Advisors, Inc.                19
5910 Mineral Point Road       Treasurer       Present    Senior Manager Portfolio Operations,
Madison, WI 53705                                        2001 - Present
Age - 35                                                 Investment Operations Manager,
                                                         1999 - 2001

                                                         AmerUS Capital Management
                                                         Manager, Investment Accounting -
                                                         Reporting, 1998 - 1999

                                                         AmerUs Life Holdings, Inc.
                                                         Senior Investment Accountant,
                                                         1994 - 1998

                                                                                                     Number of
                               Position(s)                                                          Portfolios       Other
                               Held with      Length of           Principal Occupation During       Overseen in     Outside
     Name, Address and Age      the Fund      Service(1)                  Past Five Years           Fund Complex Directorships(5)
----------------------------  --------------  ---------  ----------------------------------------  ------------  --------------
Gwendolyn M. Boeke            Trustee         1988 -      Evangelical Lutheran Church in America       19
2000 Heritage Way                             Present     (Chicago, Illinois)
Waverly, IA 50677                                         Regional Director, ELCA Foundation, 1990 -
Age - 67                                                  Present
----------------------------  --------------  ----------  ----------------------------------------  ------------  --------------
Alfred L. Disrud              Trustee         1987 -      Planned Giving Services                       19
2000 Heritage Way                             Present     (Waverly, Iowa)
Waverly, IA 50677                                         Owner, 1986 - Present
Age - 81
----------------------------  --------------  ----------  ----------------------------------------  ------------  --------------
Thomas C. Watt                Trustee         1986 -      Vision Development Services, Inc.             19        Wells   Fargo
2000 Heritage Way                             Present     Consultant,                                             Bank,
Waverly, IA 50677                                         1997 - Present                                          Community
Age - 65                                                                                                          Director,
                                                          MidAmerica Energy Company                               1985 -
                                                          (Waterloo, Iowa)                                        Present
                                                          Manager, Business Initiatives,
                                                          1987 - 1999
----------------------------  --------------  ----------  ----------------------------------------  ------------  --------------

(1) The board of trustees and officers of the Fund do not currently have term limitations.

(2)  "Interested person" as defined in the 1940 Act.

(3) Mr. Daubs is considered an "interested" trustee because of the position he holds with the investment advisor of the trust.

(4) Mr. Halverson is considered an "interested" trustee because of the position he holds with the investment advisor of the trust.

(5)  Include only directorships with companies that:

     (a) have a class of securities registered with the SEC under the Securities Exchange Act, section 12; or
     (b) are subject to the requirements of section 15(d) of the Securities Exchange Act; or
     (c)  are registered as an investment adviser.